Filed with the U.S. Securities and Exchange Commission on March 30, 2021
1933 Act Registration File No. 333-208929
1940 Act File No. 811-23127

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	10	[	X	]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	13	[	X	]
(Check appropriate box or boxes.)

THE GOODHAVEN FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)
374 Millburn Avenue, Suite 306
Millburn, NJ 07041

(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (626) 914-7372

Scott Resnick
c/o U.S. Bank Global Fund Services
2020 East Financial Way
Glendora, CA 91741
(Name and Address of Agent for Service)
Copy to:

Thomas R. Westle, Esq.
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

It is proposed that this filing will become effective (check appropriate box)

[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	On March 30, 2021 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[	]	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Explanatory Note: This Post-Effective Amendment (“PEA”) No. 10 to the Registration Statement of The GoodHaven Funds Trust (the “Trust”) on Form N-1A is filed to annually update financial information to the Trust’s Registration Statement for its series: the GoodHaven Fund.

GoodHaven Fund
Ticker: GOODX
PROSPECTUS
March 30, 2021
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION
Investment Objective
The GoodHaven Fund (the “Fund”) seeks to achieve long-term growth of capital.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

GoodHaven Fund
Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.20%
Non-Recurring Legal Expenses(2)	0.01%
Total Annual Fund Operating Expenses	1.11%

(1)Other Expenses includes the Fund’s Support Services Agreement fee of up to 0.20% which was adopted to include the Fund’s customary day-to-day expenses such as custodial, transfer agency, administration, legal and audit fees. The Support Services Agreement fee does not include (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, acquired fund fees and expenses, or transaction charges, (b) taxes, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation.
(2)Legal expenses incurred on behalf of the Independent Trustees in connection with the change in control of the Adviser.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$113	$353	$612	$1,352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2020, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund’s investment advisor, GoodHaven Capital Management, LLC (“GoodHaven” or the “Advisor”) attempts to achieve the Fund’s investment objective by investing primarily in a focused portfolio of equity securities. When selecting such equity investments, the Advisor looks for certain attractive corporate characteristics, such as relatively high free cash flow yields, strong balance sheets, products or services that satisfy basic human needs, potential for long-term growth, and managers that have demonstrated skill in capital allocation and who have a significant ownership interest, although no particular characteristic is required for any specific investment. The Fund at times may hold significant cash holdings and significant fixed income investments. The amount of such holdings depends on the Advisor’s assessment of the quantity and quality of investment opportunities that exist at any given time. Further, maintaining liquidity in recent periods has allowed the Fund to avoid forced selling of investments to meet redemptions, while retaining the ability to invest opportunistically.
To help identify appropriate fixed-income investments, the Advisor generally looks for security issuers that are the subject of adverse publicity or stressed industry conditions; whose securities have declined in price despite reasonable future financial prospects; as well as issuers undergoing reorganization or bankruptcy where outstanding fixed-income securities may ultimately receive cash, new fixed-income securities, or an equity interest in a reorganized company. In addition, the Advisor may purchase money market mutual funds in lieu of holding large amounts of cash. In recent years, the negligible yield on money-market investments has made such investments unattractive, however short-term yields have risen in the last twelve months, increasing the likelihood that the Fund may employ money-market funds or other high-rated securities in lieu of cash.
The proportion of the Fund’s assets invested in each type of asset class varies from time to time based upon the Advisor’s assessment of the merits of specific security investments as well as general market and economic conditions. Although the Fund’s focus is long-term, the Advisor expects to shift from time to time among various asset classes and market sectors based on the Advisor’s judgment. The Fund may also invest in companies of any size market capitalization. At any given time, the Fund may invest up to 100% of its net assets in foreign securities including up to 50% of its net assets in emerging market securities. The Fund is non-diversified, meaning that the Fund invests a greater percentage of its assets in significantly fewer securities than a diversified fund.
The equity securities in which the Fund primarily invests include common and preferred stock (including, but not limited to, convertible preferred stock). However, the Fund may also invest in equity securities such as interests in real estate investment trusts (“REITs”), rights and warrants to subscribe for the purchase of equity securities and American Depositary Receipts (“ADRs”) or similar securities. The fixed-income securities in which the Fund may invest, include U.S. corporate debt securities, non‑U.S. corporate debt securities, bank debt (including bank loans and participations), municipal debt securities, U.S. government and agency debt securities, short-term debt obligations of foreign governments and foreign money-market instruments. The Fund typically invests in fixed-income securities to benefit from prevailing total returns that the Advisor’s fundamental research indicates are higher than warranted, without focusing on the coupon, duration or maturity of a particular issue or credit rating of that issuer.
The Fund may also invest in “special situations” which include equity securities or fixed-income securities such as corporate or municipal debt, which may be in a distressed position as a result of economic or issuer specific developments. Fixed-income special situation investments may include high yield fixed-income securities, otherwise known as “junk bonds” (i.e., securities that are rated below investment grade by Standard & Poor’s Ratings Services (“S&P”) or by another nationally recognized statistical rating organization (“NRSRO”) or similar unrated securities) or municipal securities which may be rated below investment grade by S&P or by another NRSRO, or unrated securities. Special situations occur when the securities of a company or other entity are expected to appreciate within a reasonable time due to specific developments of that company or entity rather than from general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to:

•liquidations	•mergers
•reorganizations	•management changes
•recapitalizations	•technological developments
The Advisor may sell a security for a variety of reasons, including without limitation: (1) a security fails to meet the Advisor’s initial investment criteria; (2) an issuer-specific event, such as a proposed or completed acquisition or recapitalization changes the fundamental appeal of the company; (3) upon analysis, a new security is judged more attractive than a current holding; (4) a change in view with respect to company, industry or general market conditions; or (5) the need to meet investor redemptions of Fund shares.
Principal Investment Risks
There is the risk that you could lose all or a portion of your investment in the Fund. The following risks could affect the value of your investment in the Fund. The following risks are considered a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.
•Management Risk. The Advisor’s implementation of the Fund’s investment strategies may result in the failure to meet the Fund’s investment objective.
•Non-Diversification Risk. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). To the extent that the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities become permanently impaired. In addition, even when securities are not impaired, concentration in specific securities may result in material divergence in performance when compared to large-cap equity indexes due to security specific or industry specific developments over the short-term.
•Small- and Medium-Sized Companies Risk. Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies often involve greater volatility than investing in larger, more established companies and these securities may be less liquid than other securities.
•Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in price. These fluctuations may cause an individual security to be worth less than its cost when originally purchased or less than it was worth at an earlier time. Past equity market fluctuations have led to significant drawdowns which could cause the Fund’s overall portfolio to decline materially in value.
•General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•ADRs Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

•Bank Debt Risk. Investments in bank debt involve credit risk, interest rate risk, liquidity risk and other risks, including the risk that any loan collateral may become impaired or that the Fund may obtain less than the full value for the loan interests when sold.
•Credit Risk. If issuers of fixed-income securities in which the Fund invests experience unanticipated financial problems, their securities are likely to decline in value.
•Currency Risk. Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund’s investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar.
•Epidemic and Pandemic Risk: The novel coronavirus that was detected in China in December 2019 has spread internationally and resulted in the closing of borders, quarantines, cancellations of deliveries and contracts, disruptions to supply chains and workflow, and created market uncertainty. The impact of this outbreak, and any other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy and the economies of individual countries and companies which could adversely affect the Fund’s performance.
•Foreign Securities and Emerging Markets Risk. Foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between U.S. and foreign regulatory practices. These risks are enhanced in emerging markets.
•High Yield Securities/Junk Bond Risk. The value of fixed-income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, decreased liquidity of the security, and changes in value based on public perception of the issuer.
•Interest Rate Risk. There is a risk that fixed-income securities will decline in value because of changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed-income securities from the resulting rate increases for that and other reasons could be swift and significant.
•Municipal Securities Risk. Securities issued by governmental entities on behalf of political subdivisions, agencies, other municipal entities, or private parties may decline as a result of a weakened capacity to make principal and interest payments under certain economic conditions or other circumstances. Moreover, a change to the tax treatment of municipal securities under Federal law could have an adverse impact on prices of these securities.
•Preferred Stock Risk. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Unlike debt securities, dividend payments on a preferred security typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred securities at any time.
•REIT Risk. REITs may be subject to certain risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income.
•Rights or Warrants Risk. The risks of a warrant may be similar to the risks of a purchased call option. Warrants may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of changes in the value of the underlying security or obligation or due to speculation in the market for the warrants or other factors. Prices of warrants do not necessarily move in tandem with the prices of their underlying securities; their prices may have significant volatility and it is possible that the Fund will lose its entire investment in a warrant. The Fund’s failure to exercise a warrant or subscription right to purchase common shares in an issuer might result in the dilution of the Fund’s interest in the issuing company.
•Special Situations Risk. Investments in special situations may involve greater risks when compared to the Fund’s other strategies due to a variety of factors. Mergers, reorganizations, liquidations or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all.
•Uninvested Cash Risk. When the Fund holds a significant amount of cash and highly-rated short-term fixed income securities, it may not meet its investment objective and the Fund’s performance may significantly lag that of market indexes which, by definition, are composed of groups of securities without a cash component. In recent years, cash and equivalents have been a material component of total Fund assets, which has negatively affected Fund performance compared to any index which has no cash component and where the price of that index has risen materially.

Performance
The following performance information provides some indication of the risks of investing in the GoodHaven Fund. The bar chart below illustrates the variability of the Fund’s returns by showing changes in the Fund’s performance from year to year. The table below illustrates how the Fund’s average annual total returns for the 1‑year, 5‑year and since inception periods compare with that of a broad-based securities index. This comparison is provided to offer a broader market perspective. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available on the Fund’s website at www.goodhavenfunds.com.
Prior to March 30, 2016, the GoodHaven Fund was a series of the Professionally Managed Portfolios Trust (the “Predecessor Fund”). On March 30, 2016, the Predecessor Fund was reorganized into the GoodHaven Fund, a series of The GoodHaven Funds Trust. Performance information shown prior to the close of business on March 30, 2016 is that of the Predecessor Fund. Additionally, the Fund has adopted the Financial Statements of the Predecessor Fund.
Calendar Year Total Return as of December 31,

Highest Quarterly Return:	Q2, 2020	20.89%

Lowest Quarterly Return:	Q1, 2020	-29.11%

Average Annual Returns as of December 31, 2020
	1 Year	5 Years	Since Inception (4/8/2011)
GoodHaven Fund - GOODX
Return Before Taxes	6.33%	7.36%	4.47%
Return After Taxes on Distributions	6.21%	7.20%	4.14%
Return After Taxes on Distributions and Sale of Fund Shares	3.82%	5.77%	3.52%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)(1)	18.40%	15.22%	13.59%
(1)    The S&P® 500 Index is a stock market index that tracks the stocks of 500 large-cap U.S. companies. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.
The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes. Actual after-tax returns depend on the individual investor’s tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).
Management

Investment Advisor	Portfolio Manager
GoodHaven Capital Management, LLC	Larry Pitkowsky, Managing Partner of the Advisor Mr. Pitkowsky has been a manager of the Fund since inception (2011)
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (GoodHaven Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-855-OK-GOODX or 1-855-654-6639, or through a financial intermediary. The minimum initial investment and subsequent investment amounts are shown in the table below.

	Minimum Initial Investment	Subsequent Minimum Investment
Regular Accounts	$10,000	$1,000
Retirement Accounts	$2,500	$1,000
Tax Information
The Fund intends to make distributions that will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay that intermediary for certain administrative and shareholder servicing functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your broker to recommend the Fund over another investment. Ask your broker or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
Investment Objective
The Fund seeks to achieve long-term growth of capital. The Fund’s investment objective is non‑fundamental, which means it may be changed without shareholder vote upon at least 60 days’ written notice to Fund shareholders. There is no assurance that the Fund will achieve its investment objective.
Principal Investment Strategies
Under normal market conditions, the Advisor attempts to achieve the Fund’s investment objective by investing primarily in a focused portfolio of equity securities. When choosing equity investments, the Advisor uses fundamental analysis to identify certain attractive characteristics of companies. Such characteristics may include, but are not limited to:
•relatively high free cash flow yields (i.e., cash from annual operations available to benefit shareholders that is generated after all expenses necessary to maintain the business and its competitive position);
•strong balance sheets;
•products or services that fill basic human needs or wants;
•managers that have demonstrated skill in capital allocation;
•managers who have a significant ownership interest;
•participation in stressed industries;
•potential for long-term growth;
•significant tangible assets in relation to enterprise values; and
•a demonstrated ability to raise prices for its products or services.
The equity securities in which the Fund primarily invests include common and preferred stock (including convertible preferred stock). However, the Fund may invest in equity securities such as interests in REITs, rights and warrants to subscribe for the purchase of equity securities, and ADRs or similar securities.
Generally, the Fund will invest in securities other than equity securities to the extent that the Advisor believes that such other securities may offer returns competitive with the opportunities that the Advisor has identified in equity securities, particularly on a risk-adjusted basis.
The Fund at times may hold significant cash holdings and significant fixed income investments. When choosing fixed-income investments, the Advisor will generally look for security issuers that are the subject of adverse publicity or stressed industry conditions, despite reasonable future financial prospects, as well as issuers undergoing reorganization or bankruptcy where fixed-income securities may ultimately receive cash, new fixed-income securities, or an equity interest in a reorganized company. The Advisor may also invest in fixed-income securities whose issuers are not stressed for temporary defensive purposes or in lieu of holding large cash balances. When the Fund holds significant cash and equivalents or takes a temporary defensive position, the Fund may not achieve its investment objective.
The fixed-income securities in which the Fund may invest include U.S. corporate debt securities, non‑U.S. corporate debt securities, bank debt (including bank loans and participations), municipal debt securities, U.S. government and agency debt securities, short-term debt obligations of foreign governments and foreign money-market instruments. The Fund normally invests in fixed-income securities without regard to maturity, duration or the rating of the issuer of the security.
The Fund may also make investments in “special situations.” Special situations occur when the securities of a company or other entity are expected to appreciate within a reasonable period of time due to entity‑specific developments rather than general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to:

•liquidations	•mergers
•reorganizations	•management changes
•recapitalizations	•technological developments
Investments in special situations may be in either equity securities or fixed-income securities such as corporate or municipal debt, which may be in a distressed position as a result of economic or issuer‑specific developments. Fixed-income special situation investments may include high yield fixed‑income securities, otherwise known as “junk bonds” (i.e., securities that are rated below investment grade by Standard & Poor’s Ratings Services (“S&P”) or by another nationally recognized statistical rating organization (“NRSRO”) or similar unrated securities) or municipal securities which may be rated below investment grade by S&P or by another NRSRO, or unrated securities. Unrated securities will be determined to be of comparable quality as determined by the Advisor.
The proportion of the Fund’s assets invested in each type of asset class will vary from time to time based upon the Advisor’s assessment of the merits of specific security investments as well as general market and economic conditions. Although the Fund’s focus is long-term, and turnover is expected to be relatively low, the Fund expects to shift from time to time among various asset classes and market sectors based on the Advisor’s assessment of where fundamental investment opportunities are prevalent. The Fund, including the Predecessor Fund’s turnover ratio has ranged from 8% to 32%, averaging approximately 12% over the last five years, as measured on an annual basis which we believe are significantly less than those reported by the typical actively managed fund.
The Fund may also invest in companies of any size market capitalization. At any given time, the Fund may invest up to 100% of its assets in foreign securities and up to 50% of its net assets in emerging market securities. The Fund is “non-diversified” for purposes of the 1940 Act, which means that the Fund can invest a greater percentage of its assets in significantly fewer securities than a diversified fund.
The Advisor may sell a security for a variety of reasons, including without limitation: (1) a security subsequently fails to meet the Advisor’s initial investment criteria; (2) an issuer specific event, such as a proposed or completed acquisition or recapitalization changes the fundamental appeal of the company; (3) upon analysis, a new security is judged more attractive than a current holding; (4) views change with respect to company, industry or general market conditions; or (5) the need to meet investor redemptions of Fund shares.
Cash and Cash Equivalent Holdings. Although the Fund will normally hold a focused portfolio composed primarily of equity securities (and fixed-income securities from time to time), the Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash and cash equivalents, including, but not limited to: U.S. Government securities; money‑market funds; bank deposits; and other high quality money market instruments. Cash and cash equivalents may also include foreign securities, including but not limited to, short-term obligations of foreign governments or other high quality foreign money-market instruments. To the extent the Fund invests in short-term high-quality debt obligations of foreign governments and other non-U.S. issuers, the securities of such foreign governments and other non-U.S. issuers will generally have a maturity of one year or less and a credit rating of “A” or better by S&P or a similar rating by another NRSRO.
The Advisor believes that a certain amount of liquidity in the Fund’s portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Advisor is unable to find sufficient investments meeting its criteria, cash and cash equivalents may comprise a significant percentage of the Fund’s total assets. When the Fund holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective. The Advisor further believes, nevertheless, cash and equivalent holdings are unlikely to result in absolute losses when measured over time, may reduce volatility during periods of negative equity index returns, and may be employed opportunistically during times of market stress to the Fund’s long-term advantage.
Principal Risks of Investing in the Fund
The principal risks of investing in the Fund that may adversely affect the Fund’s net asset value (“NAV”) or total return have previously been summarized in the “Summary Section.” These risks are discussed in more detail below. The Fund's Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes more information about the Fund and its investments and risks. The risks described in this Prospectus (and in the SAI) are not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
ADR Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.
Bank Debt Risk. The Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken for various purposes. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a company and one or more financial institutions, including banks. The Fund’s investment may be in the form of participation in loans or of assignments of all or a portion of loans from third parties. Investments in bank debt involve credit risk, interest rate risk, liquidity risk and other risks, including the risk that any loan collateral may become impaired or that the Fund may obtain less than the full value for the loan interests when sold.

Credit Risk. To the extent the Fund owns fixed-income securities whose prices decline as a consequence of issuers experiencing unanticipated financial problems, the value of the Fund may decline. In addition, the Fund is subject to the risk that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or may stop making such payments altogether.

Currency Risk. Most foreign stocks are denominated in the currency of the country where they are traded. The Fund’s NAV per share is denominated in U.S. dollars. The exchange rate between the U.S. dollar and most foreign currencies fluctuates; therefore, the NAV of the Fund will be affected by a change in the exchange rate between the U.S. dollar and the currencies in which the Fund’s stocks are denominated. The Fund may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars or hedging such exposures.

Epidemic and Pandemic Risk: The novel coronavirus that was detected in China in December 2019 has spread internationally and resulted in the closing of borders, quarantines, cancellations of deliveries and contracts, disruptions to supply chains, disruptions to workflow operations and consumer activity, and the creation of market uncertainty. The impact of this outbreak, and any other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy and the economies of individual countries and companies. Any such impact could adversely affect the Fund’s performance.

Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases or decreased in price.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.  Various and unpredictable factors may affect equity prices, including investor expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; global or regional political, economic and banking crises; and natural and human disruptions including natural disasters, severe weather events, climate change, pollution, earthquakes, fires, war, terrorism, health pandemics and other public health crises.  Common stockholders generally are exposed to greater risks as a consequence of having inferior rights to receive payments from issuers compared to the rights of preferred stockholders, bondholders, and other creditors of such issuers.
Foreign Securities and Emerging Markets Risk. Foreign securities involve risks relating to adverse political, social and economic developments abroad. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may also be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Foreign markets may offer less legal protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments. Emerging market countries entail greater investment risk than developed markets. Such risks could include government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

General Market Risk. Local, state, regional, national, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or recessions could have a significant impact on the Fund and its investments and could result in decreases to the Fund's net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments' reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. Economies and financial markets through the world are becoming increasingly interconnected, which increase the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. General market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

High Yield Securities/Junk Bond Risk. Fixed-income securities receiving below investment grade ratings may have speculative characteristics and compared to higher-rated securities, may have a weakened capacity to make principal and interest payments under certain economic conditions or other circumstances. High yield, high-risk and lower-rated securities are subject to additional risk factors, such as increased possibility of default, decreased liquidity and fluctuations in value due to public perception of the issuer of such securities. These securities are often uncollateralized and subordinate to other debt that an issuer may have outstanding.

Interest Rate Risk. Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction. It is likely there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The negative impact on fixed- income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.
Management Risk. Management risk describes the Fund’s ability to meet its investment objective based on the Advisor’s success or failure at implementing investment strategies for the Fund. The value of your investment is subject to the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished.

Municipal Securities Risk. Securities that are the obligations of or which have been issued by governmental entities on behalf of political subdivisions, agencies, other municipal entities, or private parties may have a weakened capacity to make principal and interest payments under certain economic conditions or other circumstances. Under such conditions or circumstances, an issuer may be unable to pay for items such as highways, water treatment plants, sports stadiums, racetracks, parking facilities, or parks, for instance, due to reduced tax or other revenues. Moreover, a change to the tax treatment of municipal securities under Federal law could have an adverse impact on prices of these securities.
Non-Diversification Risk. The Fund attempts to invest in a limited number of securities. Accordingly, the Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of securities because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV. To the extent that the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities become permanently impaired.

Because the Fund is “non-diversified” for purposes of the 1940 Act, it may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing the Fund to the risk of unanticipated industry conditions as well as risks particular to a single company or the securities of a single company. Additionally, the NAV of a non‑diversified fund generally is more volatile, and a shareholder may have a greater risk of loss if he or she redeems during a period of high volatility. Lack of broad diversification also may cause the Fund to be more susceptible to economic, political, regulatory, liquidity or other events than a diversified fund.
Preferred Stock Risk. Generally, preferred stock holders have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Unlike debt securities, dividend payments on a preferred security typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred securities at any time. In the event an issuer of preferred securities experiences economic difficulties, the issuer’s preferred securities may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in a manner similar to bonds – that is, as interest rates rise, the value of the preferred securities held by the Fund are likely to decline. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer’s common stock and, therefore, declining common stock values may also cause the value of the Fund’s investments to decline.

REIT Risk. The Fund may invest in REITs, including equity REITs and mortgage REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation and must satisfy numerous regulatory requirements under the tax laws. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. Mortgage REITs may be affected by the quality of any credit extended to them.
Rights or Warrants Risk. The holder of a warrant or right typically has the right to acquire securities or other obligations from the issuer of the warrant or right at a specified price or under specified conditions. The risks of a warrant may as a result be similar to the risks of a purchased call option. Warrants may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of changes in the value of the underlying security or obligation or due to speculation in the market for the warrants or other factors. Prices of warrants do not necessarily move in tandem with the prices of their underlying securities; their prices may have significant volatility and it is possible that the Fund will lose its entire investment in a warrant. The Fund’s failure to exercise a warrant or subscription right to purchase common shares in an issuer might result in the dilution of the Fund’s interest in the issuing company.

Small- and Medium-Sized Companies Risk. The Fund may invest directly or indirectly in small- and medium-sized companies. Investing in securities of small- and medium-sized companies, even indirectly, may involve greater risk than investing in larger and more established companies because shares of smaller companies usually have limited market liquidity, which can result in more abrupt or erratic share price changes. These factors may lead to greater fluctuation in the price of the Fund’s shares when compared to funds that invest exclusively in large-capitalization companies.
Special Situations Risk. Investments in special situations may involve greater risks when compared to the Fund’s other strategies due to a variety of factors. Mergers, reorganizations, liquidations or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Fund may be unable to recoup some or all of its investment.
Uninvested Cash Risk. When the Fund holds a significant amount of cash and highly-rated short-term fixed income securities, it may not meet its investment objective and the Fund’s performance may significantly lag that of market indexes which, by definition, are composed of groups of securities without a cash component. In recent years, cash and equivalents have been a material component of total Fund assets, which has negatively affected Fund performance compared to any index which has no cash component and where the price of that index has risen materially.
PORTFOLIO HOLDINGS INFORMATION
A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”) and on the Fund’s website at www.goodhavenfunds.com.

MANAGEMENT OF THE FUND
Investment Advisor
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with GoodHaven Capital Management, LLC, 374 Millburn Avenue, Suite 306, Millburn, New Jersey 07041, under which the Advisor manages the Fund’s investments and business affairs subject to the supervision of the Board. The Advisor provides the Fund with advice and manages the Fund’s investments by buying and selling securities. The Advisor also furnishes the Fund with office space and certain administrative services and provides many of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor is entitled to receive a management fee calculated daily and payable monthly equal to an annual rate of 0.90% of the Fund’s average daily net assets.

The Fund has also entered into a Support Services Agreement with the Advisor. Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal, and audit. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions or management fees of third party investment companies, such as brokerage commissions, transaction charges, or other transaction-related expenses (such as stamp taxes), and acquired fund fees and expenses, (b) taxes, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Services Agreement, the Advisor is entitled to receive a fee calculated daily and payable monthly equal to an annual rate of 0.20% of the Fund’s average daily net assets.
A discussion regarding the Board’s considerations in connection with the approval of the Fund’s Advisory Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended November 30, 2019.
Portfolio Manager
Larry Pitkowsky, Portfolio Manager
Mr. Pitkowsky is the Managing Partner of GoodHaven Capital Management, LLC and serves as a Portfolio Manager to the Fund. As Portfolio Manager, Mr. Pitkowsky is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Pitkowsky has managed the GoodHaven Fund since its inception in 2011. From July 2008 through June 2010, Mr. Pitkowsky was a research consultant to Fairholme Capital Management, LLC. From mid-year 1999 through 2008, Mr. Pitkowsky was a senior member of the investment team of Fairholme and held various key positions with Fairholme and its affiliated investment company, the Fairholme Fund. At various times, these positions included Analyst and Portfolio Manager of the Advisor, Portfolio Manager of the Fairholme Fund, and Vice-President of the Fairholme Fund.
The SAI provides additional information on the Portfolio Manager's compensation, other accounts managed, and ownership of shares of the Fund.
SHAREHOLDER INFORMATION
Pricing of Fund Shares
The Fund sells its shares at NAV. NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV). NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily. The Fund’s share price is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business. If the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.
All shareholder transaction orders received in good form (as described below under “How to Buy Shares”) by U.S. Bank Global Fund Services (“Transfer Agent”), the Fund’s transfer agent, or an authorized financial intermediary by 4:00 p.m., Eastern Time will be processed at that day’s NAV. Transaction orders received after 4:00 p.m., Eastern Time will receive the next day’s NAV. The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.

The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share). In certain cases, fair value determinations may be made as described below under procedures as adopted by the Board.
Fair Value Pricing
Under certain circumstances and in accordance with policies and procedures approved by the Fund’s Board, the Fund may employ “fair value” pricing of securities. Such circumstances may include, but are not limited to, situations where events affecting the value of foreign securities or other securities held by the Fund occur when regular trading is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with Board-approved procedures. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale under normal market conditions.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.
How to Buy Shares
To purchase shares of the Fund, you must make a minimum initial or subsequent investment as listed in the table below:

	To Open A New Account	To Add to An Existing Account
Regular Accounts	$10,000	$1,000
Retirement , Tax-Deferred and UGMA/UTMA Accounts	$2,500	$1,000
Subsequent investment minimums may be waived by the Advisor.
You may purchase shares by completing an account application. Your order will not be accepted until the completed account application is received by the Fund or the Transfer Agent. Shares are purchased at the NAV next determined after the Transfer Agent receives your order in proper form. Account applications will not be accepted unless they are accompanied by payment in U.S. dollars drawn on a U.S. financial institution. The Fund will not accept payment in cash or money orders. In addition, to prevent check fraud, the Fund does not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept postdated checks or any conditional order or payment. If your payment is not received or if you pay with a check that does not clear, your purchase will be canceled. If your check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Fund as a result. The Fund does not issue share certificates. The Fund reserves the right to reject any purchase in whole or in part. The minimum investment requirements may be reduced from time to time by the Fund.
Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

USA PATRIOT ACT. The USA PATRIOT Act of 2001 requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.) you must also supply the identity of the beneficial owners if requested to do so. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Corporate, trust and other entity accounts require further documentation. Please contact the Transfer Agent at 1‑855‑OK‑GOODX or 1-855-654-6639 if you need additional assistance when completing your account application.
If the Fund does not have a reasonable belief of the identity of a shareholder, the account application will be rejected or the shareholder will not be allowed to perform a transaction in the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day's net asset value. Accounts may only be opened by persons with a valid social security number or tax identification number and permanent U.S. street address. Any exceptions are reviewed on a case-by-case basis.
By Mail. To purchase Fund shares by mail, simply complete the enclosed account application and mail it with a check made payable to “GoodHaven Fund” to:

For Regular Mail Delivery: GoodHaven Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	For Overnight Delivery: GoodHaven Fund c/o U.S. Bank Global Fund Services 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202
NOTE:     The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Account paperwork, purchase orders, or redemption requests will only be deemed received when actually received in the office of the Transfer Agent of the Fund. Deposit in the mail or with other delivery services do not constitute receipt by the Fund or its agents.
If you are making a subsequent purchase, detach the Invest by Mail form that is attached to the confirmation statement you will receive after each transaction and mail it with a check made payable to “GoodHaven Fund” to the Transfer Agent in the envelope provided with your statement or to the address noted above. You should write your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.
By Telephone. Unless you declined Telephone Options on the account application or by subsequent arrangement in writing with the Fund, and your account has been open for at least seven business days, you may purchase additional shares by telephoning the Fund toll free at 1‑855-OK-GOODX or 1-855-654-6639. Telephone orders, in the amount of $1,000 or more, will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have submitted a voided check or savings deposit slip to have banking information established on your account 7 business days prior to making a purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the NAV next calculated on the day of your purchase order. For security reasons, requests by telephone may be recorded.

By Wire
Initial Investment. If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent at 1-855-OK-GOODX or 1-855-654-6639 to make arrangements with a service representative to submit your completed account application via overnight delivery or facsimile. Upon receipt of your account application, an account will be established for you and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent at 1-855-OK-GOODX or 1-855-654-6639.
Once your account has been established, you may instruct your bank to initiate the wire using the instructions you were given. Prior to sending the wire purchase, please contact the Transfer Agent at 1‑855-OK-GOODX or 1-855-654-6639 to advise of your wire and to ensure proper credit upon receipt. It is essential that your bank include the name of the Fund and your name and account number in all wire instructions.
Subsequent Investment. If you are making a subsequent purchase, your bank should wire funds as indicated below. Before each wire purchase, please contact the Fund to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. It is essential that your bank include the name of the Fund and your name and account number in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.
Your bank should transmit funds by wire to:
U.S. Bank N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA Routing Number 075000022
For credit to U.S. Bancorp Fund Services, LLC
DDA #112-952-137
For further credit to GoodHaven Fund
[shareholder name and account number]
Wired funds must be received prior to 4:00 p.m., Eastern Time, to be eligible for same day pricing. Neither the Fund nor U.S. Bank N.A., the Fund’s custodian, are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions. If you have questions about how to invest by wire, you may call the Fund.
Through a Financial Intermediary. You may buy and sell shares of the Fund through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Your order will be priced at the Fund’s NAV next determined after it is received by a Financial Intermediary. Financial Intermediaries may have different investment minimum requirements than those outlined in this Prospectus. A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial Intermediaries are responsible for placing your order correctly and promptly with the Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s Prospectus. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally, 4:00 p.m.,

Eastern Time) on a day that the NYSE is open for business, your order will be priced at the Fund’s NAV next computed after it is received by the Financial Intermediary. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.
Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under this AIP, after your initial minimum investment for the Fund, you may authorize the Fund to withdraw from your personal checking or savings account on a monthly, quarterly, semi‑annual or annual basis the amount that you wish to invest, which must be at least $100. If you wish to enroll in the AIP, complete the appropriate section on the account application. Your signed account application must be received at least seven business days prior to the initial transaction. A fee ($25) will be imposed if your AIP transaction is returned for any reason. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent sufficiently in advance of the next withdrawal. Please contact your financial institution to determine if it is an ACH member. Your financial institution must be an ACH member in order for you to participate in the AIP.
The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please call 1-855-OK-GOODX or 1-855-654-6639 for additional information regarding the Fund’s AIP.
Retirement Plans. The Fund offers an IRA plan. You may obtain information about opening an IRA account by calling 1-855-OK-GOODX or 1-855-654-6639. If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your Financial Intermediary.
How to Sell Shares
In general, orders to sell or “redeem” shares may be placed directly with the Fund, the Transfer Agent or your Financial Intermediary. You may redeem part or all of your shares at the next determined NAV after the Fund receives your order. You should request your redemption prior to the close of the NYSE, generally, 4:00 p.m., Eastern Time, to obtain that day’s closing NAV. Redemption requests received after the close of the NYSE will be treated as though received on the next business day.
By Mail. You may redeem your shares by simply sending a written request to the Transfer Agent. Please provide the name of the Fund, your account number and state the number of shares or dollar amount you would like redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable. Redemption requests will not become effective until all documents have been received in proper form by the Transfer Agent. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization). Shareholders should contact the Transfer Agent for further information concerning documentation required for redemption of Fund shares.
Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax. Shares held in IRA and other retirement accounts may be redeemed by telephone at 1-855-OK-GOODX or 1-855-654-6639. Investors will be asked whether or not to withhold taxes from any distribution.

You should send your redemption request to:

For Regular Mail Delivery: GoodHaven Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	For Overnight Delivery: GoodHaven Fund c/o U.S. Bank Global Fund Services 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202
NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
By Telephone and by Wire. Unless you declined Telephone Options on the account application you may redeem shares by telephone. Please note that any account whose address has changed within the prior 15 days will not be able to redeem by telephone. To establish telephone redemption privileges after your account is open, call the Transfer Agent at 1-855-OK-GOODX or 1-855-654-6639 for further instructions. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. You may make your redemption request in writing.
You may redeem up to $50,000 in shares by calling the Transfer Agent at 1-855-OK-GOODX or 1‑855‑654-6639 before the close of trading on the NYSE, normally 4:00 p.m., Eastern Time. Redemption proceeds will be mailed to the address that appears on the Transfer Agent’s records. At your request, redemption proceeds will be wired or sent via electronic funds transfer through the ACH network to a pre-designated bank account. Redemption proceeds will be sent on the business day following the redemption of shares. The minimum amount that may be wired is $1,000. There is a $15 wire charge for each wire, which will be deducted from your account balance on dollar specific trades. There is no charge when proceeds are sent via the ACH system; however, funds may not be available in your account for two to three days. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 15 days before the redemption request.
Prior to executing an instruction received to redeem funds by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner. The Fund may change, modify or terminate these privileges at any time upon at least a 60-day notice to shareholders.
Through a Financial Intermediary. You may redeem Fund shares through your Financial Intermediary. Redemptions made through a Financial Intermediary may be subject to procedures established by that institution. Your Financial Intermediary is responsible for sending your order to the Fund and for crediting your account with the proceeds. For redemptions through Financial Intermediaries, orders will be processed at the NAV next effective after receipt by the Fund or financial intermediary of the order. Please keep in mind that your Financial Intermediary may charge additional fees for its services. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Systematic Withdrawal Program
As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program (“SWP”). Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $10,000 and each withdrawal amount must be for a minimum of $100. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The SWP may be terminated at any time by the Fund. You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.
A withdrawal under the program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish the SWP, complete the “Systematic Withdrawal Plan” section of the Fund’s account application. Please call 1-855-OK-GOODX or 1‑855‑654-6639 for additional information regarding the Fund’s SWP.
Redemption Fees. The Fund is intended for long-term investors. Short-term “market-timers” that engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund will assess a 2.00% fee on the redemption of Fund shares held for 60 days or less. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of long-term shareholders. The FIFO method is used to determine the holding period. This fee does not apply to:
(1)shares purchased through reinvested dividends or capital gains;
(2)Fund redemptions under the Fund’s SWP;
(3)the redemption of shares previously purchased under an AIP;
(4)the involuntary redemption of low balance accounts;
(5)minimum required distributions from retirement accounts;
(6)premature distributions from retirement accounts due to the disability or health of the shareholder;
(7)redemptions resulting in the settlement of an estate due to the death of the shareholder;
(8)conversion of shares from one share class to another in the same Fund;
(9)taking out a distribution or loan from a defined contribution plan; or
(10)to effect, through a redemption and subsequent purchase, an account registration change within the same Fund.
The Fund may also waive its redemption fee on sales of Fund shares made in connection with certain wrap accounts, certain retirement plans or on behalf of certain charitable entities. Finally, the Fund may waive the redemption fee for certain hardship situations, including, but not limited to, death or disability, as approved by the Advisor and reported annually to the Board. The Fund reserves the right to change the terms and amount of this fee upon at least 60 days’ notice to shareholders.
Although the Fund has the goal of applying this redemption fee to most redemptions of shares held for 60 days or less, the Fund may not always be able to track short-term trading effected through Financial Intermediaries in non-disclosed or omnibus accounts. While the Fund has entered into an Information Sharing Agreement with such Financial Intermediaries as described under “Tools to Combat Frequent Transactions” which contractually require such Financial Intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from Financial Intermediaries and may not always be able to track short-term trading effected through these Financial Intermediaries.

In addition, because the Fund is required to rely on information from the Financial Intermediary as to the applicable redemption fee, the Fund cannot ensure that the Financial Intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies.
ACCOUNT AND TRANSACTION POLICIES
Waiver or Reduction of Investment Minimum. Although not limited to the list below, the Advisor may waive or reduce the initial minimum investment in any of following circumstances or when it believes such actions may be in the best interests of the Fund:
•Retirement, defined benefit and pension plans with investments in the Fund greater than $100,000;
•Brokerage, bank or trust companies investing for their own accounts or acting in a fiduciary or similar capacity;
•Trustees and officers of the Trust;
•Clients of the Advisor and their immediate families (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and Uniform Gifts or Transfers to Minors Act accounts naming qualifying persons); and
•Employees of the Advisor and its affiliates and their immediate families (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and Uniform Gifts or Transfers to Minors Act accounts naming qualifying persons).
Payment of Redemption Proceeds. The Fund typically sends redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.
The Fund typically expects that it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Fund reserves the right to pay redemption proceeds to you in whole or in part through a redemption in-kind as described under “Redemption In-Kind” below. Redemptions in-kind are typically used to meet redemption requests that are a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used regularly in such circumstances and may also be used in stressed market conditions.
Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment. Furthermore, there are certain times when you may be unable to sell the Fund’s shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days for:
(1)any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;
(2)any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or
(3)such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Redemption proceeds will be sent to the address of record. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.
Low Balance Accounts. The Fund may redeem the shares in your account if the value of your account is less than $10,000 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $10,000 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $10,000 before the Fund takes any action.
Redemption In-Kind. The Fund has reserved the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules. If the Fund pays your redemption proceeds by a distribution of securities, you would realize the same gain or loss as if you had been redeemed in cash. Further, your tax basis in the securities received in the in-kind redemption would be the securities' fair market value on the date of the in-kind redemption.
Signature Guarantees. Signature guarantees may be required for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.
A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:
•For all redemption requests in excess of $50,000;
•When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days;
•When ownership is being changed on your account; or
•When redemption proceeds are payable or sent to any person, address or bank account not on record.
In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the facts and circumstances relative to the particular situation. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). Non-financial transactions, including establishing or modifying certain services on an account, may require signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. A notary public is not an acceptable signature guarantor. The Advisor reserves the right to waive any signature requirement at its discretion.
Householding. In an effort to conserve resources, the Fund intends to reduce the number of duplicate Prospectuses and annual and semi-annual reports (or, if applicable, each notice of electronic accessibility thereof) you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call 1-855-OK-GOODX or 1-855-654-6639 to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.
Lost Shareholder/Unclaimed Property. It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
TOOLS TO COMBAT FREQUENT TRANSACTIONS
The Board has adopted a policy to combat excessive trading as well as trading based on stale prices. The Fund discourages excessive, short-term trading and other potentially abusive trading practices, and the Fund may use a variety of techniques to detect and discourage such practices. These steps may include, among other things, monitoring trading activity, imposing redemption fees and using fair value pricing, under procedures adopted by the Board, when the Advisor determines that current market prices are not readily available. As approved by the Board, these techniques may change from time to time as determined by the Fund in its sole discretion.
In an effort to minimize any potential harm of excessive trading practices to the Fund and its shareholders, the Fund reserves the right, in its sole discretion, to reject any purchase order, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund’s shares is believed by the Advisor to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with the interests of its shareholders. Except as noted in the Prospectus, the Fund applies all restrictions uniformly in all applicable cases.
Due to the complexity and subjectivity involved in identifying excessive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Financial Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to it from Financial Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.
SERVICE FEES
The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may, in its sole discretion, provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the Advisor. These additional payments would be generally made to intermediaries that provide shareholder servicing or other administrative services to the Fund. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a platform, or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders, however nothing in this section shall obligate the Advisor to enter into any such agreements.
DIVIDENDS AND DISTRIBUTIONS
The Fund will make distributions of dividends and capital gains, if any, at least annually. The Fund will make a distribution of any undistributed capital gains earned annually. The Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.
All distributions will be reinvested in shares of the Fund, unless you choose to have dividends or capital gains or both paid in cash. If you wish to change your distribution option, call or write to the Transfer Agent in advance of the payment date for the distribution. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions. Generally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested in additional Fund shares.
TAX CONSEQUENCES
The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI. The Fund intends to conduct its operations such that it will not be liable for federal income or excise taxes on its taxable income and capital gains distributed to shareholders.
The Fund intends to make distributions of ordinary income and capital gains. In general, Fund distributions are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income or capital gain depending on the source of the Fund’s income. Fund distributions of its short-term capital gains are taxable to you as ordinary income. Fund distributions of its long-term capital gains are generally taxable to you as long-term capital gains. The rate you pay on capital gains distributions from the Fund will depend on how long the Fund held the securities that generated the gains, not how long you owned your Fund shares. A portion of the ordinary income dividends paid to individual shareholders by the Fund may constitute qualified dividends eligible for taxation at long-term capital gain rates. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Qualified dividend income, the amount of which will be reported to you by the Fund, is currently taxed at a maximum federal rate of 20%. Lower rates apply for taxpayers in the lower income tax brackets. Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined. An additional Medicare contribution tax of 3.8% applies to net investment income, which generally includes dividends and capital gains from the Fund, for individual taxpayers whose modified adjusted gross income exceeds $200,000 for single filers and $250,000 for married joint filers or for taxpayers that are trusts or estates with adjusted gross income in excess of certain threshold amounts.
Each year, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in October, November or December, but paid in January to shareholders of record on a specified date in such a month, are taxable as if they were paid in December. It is the general policy of the Fund to declare distributions, if any, in December with a payment date later in the same month.
All distributions generally reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, the distribution will be taxable to you even though economically it may represent a return on your investment.
If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, and any other adjustments to your tax basis for your shares, you may have a gain or a loss on the transaction. Limitations on the ability to deduct capital losses apply under the Code in certain situations. You are responsible for any tax liabilities generated by your transaction.
By law, the Fund must withhold as backup withholding a percentage (currently 24%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding, or if the IRS instructs the Fund to do so.
Additional information concerning the taxation of the Fund and its shareholders is contained in the SAI. Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Fund.
INDEX DESCRIPTION
The S&P 500® Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. The S&P 500® Index is provided as a measure of general market performance and includes stocks that are different from those considered for purchase by the Fund.

FINANCIAL HIGHLIGHTS
The Fund has adopted the Financial Statements of the Predecessor Fund. The following table shows the Fund’s financial performance for the fiscal years shown. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information was audited by Tait, Weller & Baker LLP, the Fund’s Independent Registered Public Accounting Firm. Their report and the Fund’s financial statements are included in the Fund’s most recent Annual Report to shareholders. Financial information (prior to the close of business on March 30, 2016) below represents the financial information of the Predecessor Fund when it was a series of Professionally Managed Portfolios.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended November 30,
	2020		2019		2018		2017		2016
Net asset value at
beginning of year	$24.48		$23.43		$23.58		$23.37		$20.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss) [1]	0.10		0.42		0.11		(0.04)		0.02
Net realized and unrealized
gain (loss) on investments	1.82		0.90		(0.26)		0.25		2.83
Total from
investment operations	1.92		1.32		(0.15)		0.21		2.85
LESS DISTRIBUTIONS:
From net investment income	(0.32)		(0.27)		—		—		—
Total distributions	(0.32)		(0.27)		—		—		—
Paid-in capital from
redemption fees	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]
Net asset value
at end of year	$26.08		$24.48		$23.43		$23.58		$23.37
Total return	7.93%		5.83%		(0.64)%		0.90%		13.89%
SUPPLEMENTAL DATA/RATIOS:
Net assets at end
of year (millions)	$84.0		$94.3		$109.5		$208.2		$271.6
Portfolio turnover rate	32%		8%		13%		14%		8%
Ratio of expenses to
average net assets	1.11%		1.11%		1.10%		1.10%		1.10%
Ratio of net investment
income (loss) to
average net assets	0.44%		1.81%		0.47%		(0.16)%		0.07%

1Calculated using the average shares outstanding method.
2Does not round to $0.01 or $(0.01), as applicable.

PRIVACY NOTICE

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT LLC & GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪Social Security number and Income
▪Account Balances and Employment Information
▪Assets and Investment Experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does GoodHaven share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	Yes
For our affiliates’ everyday business purposes – information about your creditworthiness	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

Who we are
Who is providing this notice?	GoodHaven Capital Management, LLC GoodHaven Fund (collectively “GoodHaven”)

What we do
How does GoodHaven protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers must represent to us that they will protect any personal information through similar safeguards and security.

How does GoodHaven collect my personal information?
We collect your personal information, for example, when you

▪open an account or give us your income
▪give us contact information or seek advice about your investments
▪tell us about your investments or retirement portfolio

Why can’t I limit all sharing?
Federal law gives you the right to limit only

▪sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪affiliates from using your information to market to you
▪sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. We do not jointly market with nonaffiliated financial companies.

GoodHaven Fund
You can find more information about the Fund in the following documents:
Statement of Additional Information (“SAI”): The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is herein incorporated into this Prospectus by reference. It is legally considered a part of this Prospectus.
Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
You can obtain free copies of these documents, request other information and discuss your questions about the Fund by contacting the Fund at:
GoodHaven Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-OK-GOODX or 1-855-654-6639
www.goodhavenfunds.com
Shareholder reports and other information about the Fund are also available:

▪Free of charge from the Fund’s website at www.goodhavenfunds.com.
▪Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov.
▪For a fee, by e-mail request to publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-23127.)

STATEMENT OF ADDITIONAL INFORMATION
March 30, 2021
GoodHaven Fund
Ticker: GOODX
GoodHaven Capital Management, LLC
374 Millburn Avenue
Suite 306
Millburn, New Jersey 07041
1-855-654-6639
www.goodhavenfunds.com
This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated March 30, 2021, as may be revised, of the GoodHaven Fund (the “Fund”), a series of The GoodHaven Funds Trust (the “Trust”). GoodHaven Capital Management, LLC (the “Advisor”) is the investment advisor to the Fund. Copies of the Prospectus are available, without charge, by calling the number listed above.
The Fund’s most recent Annual Report to shareholders is a separate document available, without charge, upon request by calling the number listed above. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated into this SAI by reference to the Fund’s Annual Report dated November 30, 2020 as filed with the Securities and Exchange Commission (“SEC”).

THE TRUST
The Trust is a Delaware Statutory trust organized on December 18, 2015, and is registered with the SEC as an open-end management investment company. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, with a par value of $0.001, which may be issued in any number of series. The Board may from time-to-time issue other series, the assets and liabilities of which will be separate and distinct from any other series.
The Declaration of Trust further provides that the Trust shall indemnify and hold each shareholder harmless from and against any claim or liability to which such shareholder may become subject solely by reason of its being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, and shall reimburse such shareholder for all legal and other expenses reasonably incurred by it in connection with any such claim or liability (upon proper and timely request by the shareholder); provided, however, that no shareholder shall be entitled to indemnification by any series of the Trust unless such shareholder is a shareholder of such series.
As a Delaware statutory trust, the Trust is subject to Delaware law, including the Delaware Statutory Trust Act. The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the Trust shall be personally liable for the obligations of the Trust or of any series or class thereof except by reason of his or her own acts or conduct.
The Fund commenced operations on March 31, 2016 as the successor in interest to the GoodHaven Fund having the same name, investment objective, strategies and risks that was included as a series of another investment company, Professionally Managed Portfolios (the “PMP Trust”) and that was also advised by the Fund’s investment adviser, GoodHaven Capital Management, LLC (the “Predecessor Fund”). On March 28, 2016, the shareholders of the Predecessor Fund approved the reorganization of the Predecessor Fund with and into its corresponding series of the Trust, the Fund, and effective as of the close of business on March 30, 2016, the assets and liabilities of the Predecessor Fund were transferred to the Trust in exchange for shares of the Fund. The Predecessor Fund commenced operations on April 8, 2011. References in this SAI of the Fund’s activities prior to March 30, 2016, are in fact those of the Predecessor Fund’s activities.
The Fund’s Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.
INVESTMENT POLICIES AND RISKS
The Fund is non-diversified, which means that there is no restriction under the Investment Company Act of 1940, as amended (the “1940 Act”) on how much the Fund may invest in the securities of one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund is required to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each taxable quarter, the Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) of more than 25% of the value of the Fund’s total assets at the time of purchase. In addition, the Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of its total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer. As a non-diversified investment company, the Fund may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issues.
The following information supplements the discussion of the Fund’s investment objective and policies as set forth in its Prospectus. The Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below.
Risks Associated With Economic Events or Regulatory Action
Historically, equity and other securities markets have experienced periods of significant volatility. In response to the exceptional volatility that accompanied the financial crisis beginning in 2008, there were material changes to regulation over financial markets including a number of changes that affected mutual funds generally. Some of these changes may have reduced volatility in the short-term. However, in 2020 equity markets experienced the highest volatility in many years over a short period of time. Generally, we believe that regulatory changes tend to dampen volatility in areas that were previously of concern, while potentially ignoring other sources of potential volatility that are not well recognized. We do not believe it is possible to determine whether or not volatility will be subdued or significant and while regulatory controls over certain activities in financial markets may help to reduce volatility, there is no guarantee that they will prevent a sharp decline in market prices affecting the Fund’s portfolio resulting from unexpected economic events or financial imbalances that have not been widely recognized or addressed.
Periods of high volatility in debt, equity, or commodity markets may negatively affect the prices of securities owned by the Fund, perhaps significantly. After a long stretch of ultra-low interest rates, a period of higher interest rates may serve to increase volatility, especially if it causes public corporations difficulty in refinancing obligations or leads to lower liquidity in debt markets, and these factors could also negatively affect securities owned by the Fund. Neither the management of the Fund nor its portfolio manager can predict the timing, duration, or severity of any such future events.
Regulatory changes have served in the past to raise the cost of operating mutual funds generally and may do so in the future even as the current U.S. administration is seeking to reduce regulatory burdens on industrial and financial companies. There is no guarantee that the Fund will be able to absorb higher costs created by additional regulatory obligations.
Asset-Backed Securities
The Fund may invest in asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. For example, the Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured entities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed‑income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.
Cash and Cash Equivalents
Although the Fund will normally hold a focused portfolio comprised primarily of equity (and fixed-income securities from time to time), the Fund is not required to be fully invested and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents, including, but not limited to, short-term U.S. and non-U.S. Government securities, money-market funds, commercial paper repurchase agreements, bank deposits, and other high quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, including but not limited to, short-term obligations of foreign governments or other high quality foreign money-market instruments. The Fund and the Advisor believe that a certain amount of liquidity in the Fund’s portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Under conditions when the Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves will comprise a large percentage of the Fund’s total assets. When the Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objective and the Fund’s performance may significantly lag that of market indexes which, by definition, are composed of groups of securities without a cash component. To the extent the Fund uses a money market mutual fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s management fees and operational expenses.
Credit Default Swap Agreements
The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or the seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the “par value” (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the reference obligation is a defaulted security, physical delivery of the security will cause the Fund to hold a defaulted security. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. If the Fund writes/sells credit default swaps, it will segregate the full notional amount of the swaps. To date, the Fund has not utilized credit default swaps but believes having the ability to do so may benefit shareholders at a future date. The Fund intends to limit such activity to less than 10% of its assets.
Debt Securities
The Fund may invest in debt securities, including, but not limited to, corporate and U.S. Government debt securities, and exchange-traded notes (“ETNs”). Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. ETNs are typically issued by a government or corporate entity where the value of the note may fluctuate based on factors other than interest rates or creditworthiness as a result of embedded or linked derivative contracts. ETNs may have a greater risk of loss than other debt securities under certain circumstances. The Fund may invest in debt securities that are non-investment grade or are in default.
U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government. In the case of securities backed by the full faith and credit of the U.S. Government, shareholders are primarily exposed to interest rate risk. The ratings for debt securities are described in Appendix A.
Municipal Securities
The Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).
Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. The Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.
Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.
Derivatives
The Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.
There are three types of derivatives in which the Fund may invest: futures, options and swaps. Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange‑traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.
The Fund’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. In the aggregate, the Fund intends to limit derivative positions to not more than 10% of assets.
The Fund may use the following types of derivatives.
Futures Contracts and Options on Futures Contracts
A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies.
Options
An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Fund’s investments in options include the following:
◦Options on Foreign Currencies. The Fund may purchase or sell call or put options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Fund may forfeit the entire amount of the premium plus related transaction costs. The Fund may also purchase or sell options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies.
◦Options on Securities. The Fund may purchase or sell call or put options on securities. The Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise an option, the premium it paid for the option will be lost. Normally, the Fund will sell only “covered” options, which means writing an option for securities the Fund owns, but may write an uncovered call option for cross-hedging purposes.
◦Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.
Swaps
A swap, which may be a customized and privately negotiated agreement or a standardized and exchange‑traded contract, obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates for a specified amount of an underlying asset (the “notional” principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). Examples of such swaps may include, but are not limited to, currency swaps, interest rate swaps, total return swaps, and credit default swaps. Payments received by the Fund from swap agreements will result in taxable income, either as ordinary income or capital gains. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid.
Exclusion from Definition of Commodity Pool Operator
Pursuant to amendments by the Commodity Futures Trading Commission to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Advisor will take all necessary regulatory action, including filing a notice of exemption from registration as a “commodity pool operator” with respect to the Fund, prior to the execution of any such transactions. Upon filing, the Fund and the Advisor would therefore not be subject to registration or regulation as a pool operator under the CEA. In order to claim the Rule 4.5 exemption, the Fund is significantly limited in its ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, the Advisor is more limited in its ability to use these instruments on behalf of the Fund and these limitations may negatively impact the Fund’s performance.
Equity Securities
The Fund may invest in equity securities consistent with its investment objective and strategies. Common stocks, preferred stocks and convertible securities are examples of equity securities.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Moreover, many equity securities do not pay dividends or other distributions and an issuer of an equity security that does pay dividends may elect to discontinue such dividends at any time.
To the extent the Fund invests in the equity securities of small or medium-size companies, it will be exposed to the risks of small and medium-sized companies. Such companies often have limited product lines or offer fewer services, have narrower markets for their goods and/or services, and more limited managerial and financial resources than larger, more established companies. In addition, there is frequently less publicly available information when compared to larger companies due to limited press coverage, limited investment analyst coverage, and limited institutional ownership. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the price and liquidity of securities held by the Fund. As smaller companies typically have less access to resources than larger companies, their share prices can be more volatile and they face greater risk of business failure, which could increase the risk of the Fund’s portfolio.
Common Stock
A common stock represents a proportional share of the ownership of a company and its value is based on the success and prospects of the company’s business, the cash a company generates, and the value of a company’s assets. However, over short periods of time, the price of any company, whether successful or not, may increase or decrease by a meaningful percentage. In addition to the general risks set forth above, investments in common stocks are subject to the risk that a company in which the Fund invests is liquidated and the liquidation proceeds are insufficient to provide value to all security holders. To the extent the Fund holds common stock or other junior securities in a liquidating company, the creditors or other senior security holders of the company will be paid first, raising the possibility that assets will be exhausted before any payments are made to the Fund.
Preferred Stock
Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
Convertible Securities
The Fund may invest in convertible securities. Convertible securities (such as debt securities or preferred stock) may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without risk, investments in convertible securities are generally less risky than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Rights and Warrants
The Fund may invest in rights or warrants. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.
Foreign Securities
The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and shares listed on foreign exchanges, and may invest up to 100% of its total assets in foreign equity securities, including but not limited to, corporate debt securities and short-term debt obligations of foreign governments and other foreign money-market instruments. In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company is legally organized. The weight given to each of these factors will vary depending upon the circumstances. Investments in foreign securities may involve a greater degree of risk than those in domestic securities and may have additional risks related to fluctuating currency values.
ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks, and they represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, the Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.
Short-term debt obligations of foreign governments acquired by the Fund will generally have a maturity of one year or less and a credit rating of “A” or better by Standard & Poor’s (“S&P”) or a similar rating by another nationally recognized statistical rating organization (“NRSRO”). Other debt securities of foreign companies may be purchased by the Fund without regard to NRSRO ratings.
Securities of foreign issuers may be subject to greater fluctuations in price than domestic securities. The price of foreign securities is affected by changes in currency exchange rates. To the extent that the Fund invests in securities of foreign issuers, political or economic instability of the country of the issuer, especially in emerging or developing countries, could cause rapid and extreme changes in the value of the Fund’s assets. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers may be subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where the Fund may invest are not as politically or economically developed as the United States. To the extent that the Fund owns foreign securities, acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes could adversely affect the Fund. In addition, costs may be incurred in connection with the Fund’s foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Administrative difficulties may also be experienced in connection with maintaining assets in foreign jurisdictions.

The Fund’s investments in non-U.S. securities are most likely to occur in developed countries, although it may also invest up to 50% of its total assets in foreign companies located in developing or emerging market securities. The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.
Illiquid and Restricted Securities
As a non-principal strategy, the Fund may hold up to 15% of its net assets in securities that are illiquid. The Advisor will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Securities that are deemed illiquid may have limited trading volumes and the Fund may not be able to easily sell or value such holdings at the time or price desired, especially at times of overall market stress.
There are generally no restrictions on the Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933, as amended (the “1933 Act”)), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act (“Rule 144A securities”) will be considered liquid if determined to be so under procedures adopted by the Board of Trustees. The Advisor is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board of Trustees).
Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a nationally recognized statistical rating organization (“NRSRO”); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed. If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that the Fund, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing the securities. The Fund is permitted to sell restricted securities to qualified institutional buyers.
Loan Participations and Assignments (Bank Debt)
The Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Fund’s investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling a Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In addition, in connection with purchasing Participations, the Fund generally will have no role in terms of negotiating or effecting amendments, waivers and consents with respect to the loans underlying the Participations. In the event of the insolvency of the Lender, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.
In certain cases, the rights and obligations acquired by the Fund through the purchase of an Assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties to the Fund about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.
Investments in Participations and Assignments involve additional risks, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Fund may obtain less than the full value for the loan interests sold because they may be illiquid. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected.
Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Interests in loans are also subject to additional liquidity risks. Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, but are traded by banks and other institutional investors engaged in loan syndication. As a result, no active market may exist for some loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Consequently, the Fund may have difficulty disposing of Assignments or Participations in response to a specific economic event such as deterioration in the creditworthiness of the borrower, which can result in a loss. In such market situations, it may be more difficult for the Fund to assign a value to Assignments or Participations when valuing the Fund’s securities and calculating its net asset value (“NAV”).

Margin Purchases
The Fund may not purchase securities on margin, except (1) as otherwise permitted under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (2) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps and other financial instruments.
Other Investment Companies
The Fund may invest its assets in the securities of other registered investment companies, including money market funds, subject to the limitations set forth in the 1940 Act. Investments in the securities of other investment companies will likely result in the duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies. Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.
The SEC recently adopted new Rule 12d1-4 which, subject to certain conditions, permits a fund to acquire the securities of another fund in excess of the limits imposed by Section 12(d)(1) of the 1940 Act without obtaining an exemptive order. Funds that have received prior exemptive relief from the SEC in connection with purchases within the scope of Rule 12d1-4 may rely on such relief until January 19, 2022.
In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load or service fee that exceeds the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (e.g., 8.5%).
Exchange-Traded Funds
The Fund may also invest in shares of ETFs. ETFs are investment companies which seek to replicate the performance, before fees and expenses, of an underlying index of securities. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at their current market price, which may be more or less than their NAV.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF. In addition to and pursuant to its previously described limited ability to invest in derivatives, the Fund may invest in derivatives that are based on ETF shares.
Real Estate Investment Trusts
The Fund may invest in real estate investment trusts (“REITs”). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.
REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code, or their failure to maintain an exemption from registration under the 1940 Act. In the event an investment fails to qualify as a REIT, the REIT will be subject to tax as a C corporation at U.S. federal income tax rates (currently, at a flat rate of 21%) and may be subject to state and local taxes. The resulting corporate taxes could reduce the Fund’s net assets, the amount of income available for distribution and the amount of our distributions.
Master Limited Partnerships
The Fund may invest in master limited partnerships (“MLPs”). MLPs may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. MLPs are subject to “commodity risks” as well as the risks associated with the specific industry or industries in which the partnership invests. In addition, the managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations.
An MLP that is taxable as a partnership for federal income tax purposes generally does not pay income taxes, but investors holding interests in MLPs are generally subject to tax on their shares of the MLP’s income and gains. To qualify as a partnership for U.S. federal income tax purposes, an MLP must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, and gain from the sale or other disposition of a capital asset held for the production of such income.  A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (currently, at a flat rate of 21%) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund. To the extent a distribution received by the Fund from an MLP taxable as a corporation is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s taxable income upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Repurchase Agreements
The Fund may invest in repurchase agreements. The Fund will invest no more than 10% of the Fund’s assets in such agreements. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act. Should the Fund’s intent to invest in repurchase agreements change, the Fund may enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities would generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.
Reverse Repurchase Agreements
The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund’s investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at the mutually agreed-upon date and price. The Fund would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. When the Fund enters into a reverse repurchase agreement, it will place assets that are consistent with the Fund’s investment restrictions by having a value equal to the repurchase price (including accrued interest) in a segregated custodial account, and will subsequently monitor the account to ensure that such equivalent value is maintained. Such assets will include U.S. Government securities or other liquid, high-grade debt securities.
The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case. Conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. The Fund will seek to enter reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowing by under the 1940 Act.
Borrowing
The Fund may borrow money in amounts of up to one-third of its total assets (including the amount borrowed). In addition, the Fund is authorized to borrow money from time to time for temporary, extraordinary, or emergency purposes or for clearance of transactions. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.
The 1940 Act permits a portfolio to borrow money in amounts of up to one-third of a Fund’s total assets from banks for any purpose, and to borrow up to 5% of a Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain, at all times, “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if a Fund did not borrow. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.
The 1940 Act prohibits the Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets for any purpose. The Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss, because even though the Fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by the Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that the Fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The Fund’s policy on borrowing will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Securities Lending
The Fund reserves the right, pending receipt of Board approval, to lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.
Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.
Short Sales
The Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.
If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. For example, a lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short. When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes. To the extent that in a generally rising market a Fund maintains short positions in securities rising with the market, the NAV of the Fund would be expected to increase to a lesser extent than the NAV of an investment company that does not engage in short sales.
The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 25% of the net assets of the Fund, and it is expected that normally the dollar amount of such sales will not exceed 10% of the net assets of the Fund.
Short-Term Investments
The Fund may invest in any of the following securities and instruments:
Certificates of Deposit, Bankers’ Acceptances and Time Deposits
The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar‑denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.
In addition to buying certificates of deposit and bankers’ acceptances, the Fund also may make interest‑bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Commercial Paper and Short-Term Notes
The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short-term notes will consist of issues rated at the time of purchase A- or higher by S&P®, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.
Value Investing Style
A “value investing” style or philosophy seeks out investments where fundamental research suggests that the “intrinsic value” of a security exceeds its market value. We define intrinsic value generally as the value that may be ascribed to a company’s securities by a well-informed third party seeking to acquire the business or, alternatively, the value that would be realized upon liquidation of the corporation’s net assets and distribution of the proceeds to security holders. Value investing is dependent on fundamental research and the Advisor’s assessment of business values both today and in the future. To the extent that the Advisor’s appraisals of business or asset values are both incorrect and turn out to be below market values, an investment may become impaired and the Fund’s net asset value could suffer losses.
Special Situations
From time to time, the Fund intends to invest in special situations, which may involve purchases of securities, including but not limited to, equity securities, fixed-income securities (which may include high yield debt securities or “junk bonds”) and securities of companies that are in default. A special situation arises when, in the opinion of the Advisor, the securities of a company will, within a reasonably estimated time, appreciate in value due to company specific developments that are independent of general business or market conditions. Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations, mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve greater risk than is found in the normal course of investing.
When-Issued Securities
The Fund may from time to time purchase or sell securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase or sell is made, but delivery and payment for them take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase or sale and settlement, no payment is made or received by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income nor would it pay interest on any proceeds. While purchased when-issued securities may be sold prior to the settlement date or sold when-issued securities may be purchased prior to the settlement date, the Fund intends to proceed with the transaction unless a contra-transaction appears desirable for investment reasons. At the time the Fund makes the commitment to purchase or sell a security on a when-issued basis, it will record the transaction and reflect the value of the security or the anticipated proceeds in determining its NAV. The market value of the when-issued securities may be more or less than the purchase or sale price. The Fund does not believe that its NAV or income will be adversely affected by its purchase or sale of securities on a when-issued basis. The Fund’s custodian will segregate liquid assets equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date. Finally, it is further noted that when-issued transactions may be subject to cancellation under certain conditions and such cancellation may affect the Fund’s NAV either positively or negatively as a result.
Control and Other Substantial Positions
Although it has not done so since inception, the Fund may make investments in the securities of a company for the purpose of affecting the management or control of the company, subject to applicable legal restrictions with respect to the investment.
These investments impose additional risks for the Fund other than a possible decline in the value of the investments. The Fund, individually or together with other accounts managed by the Advisor, may obtain a controlling or other substantial position in a public or private company (each, a “Portfolio Company”). Should the Fund and other accounts managed by the Advisor obtain such a position, the Advisor may be required to make filings with the SEC concerning holdings in the Portfolio Company. The application of statutory and regulatory requirements to the Fund or to the Advisor and its affiliates could restrict activities contemplated by the Fund or the Advisor and its affiliates with respect to a Portfolio Company or limit the time and the manner in which the Fund is able to dispose of its holdings or hedge such holdings. The Fund or the Advisor and its affiliates may be required to obtain relief from the SEC or its staff prior to engaging in certain activities with respect to a Portfolio Company that could be deemed a joint arrangement under the 1940 Act.

The Fund may incur substantial expenses when taking control or other substantial positions in a company, and there is no guarantee that such expenses can be recouped. In addition, the Fund’s investments could be frozen in minority positions and the Fund could incur substantial losses.
The Fund could be exposed to various legal claims by a Portfolio Company, its security holders and its creditors arising from, among other things, the Fund’s status as an insider or control person of a Portfolio Company or from the Advisor’s designation of directors to serve on the boards of directors of a Portfolio Company. Such legal claims include claims that the Fund or the Advisor (as a controlling person) is liable for securities laws violations by the Portfolio Company or environmental damage or product defects caused by the Portfolio Company or failure to supervise the Portfolio Company. Such legal claims also include claims that the Fund, as a control person or significant shareholder of the Portfolio Company, has a fiduciary responsibility to other shareholders in connection with the Fund’s voting or investment decisions with respect to its holdings of the Portfolio Company’s shares. Notwithstanding the foregoing, neither the Fund nor the Advisor intend to have unilateral control of any Portfolio Company and, accordingly, may be unable to control the timing or occurrence of an exit strategy for any Portfolio Company.
Special Risks Related to Cyber Security
As the Fund uses unaffiliated third-party service providers for many of its core functions (such as Transfer Agency, Fund Accounting, Custodial Services, and others) the Fund and its unaffiliated third-party service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
Epidemic and Pandemic Risk: An outbreak of a disease caused by a novel coronavirus that was detected in China in December 2019 has since spread internationally. The spread of the virus has resulted in the closing of borders, quarantines, cancellations of deliveries and contracts, disruptions to supply chains, disruptions to workflow operations and customer activity, and the creation of market uncertainty. The impact of the virus may be short-term or may last for an extended period of time, resulting in an economic downturn. This may also exacerbate other pre-existing political, social, or economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy and the economies of individual countries and companies. Any such impact could adversely affect the Fund’s performance.
INVESTMENT RESTRICTIONS
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (2) more than 50% of the outstanding shares of the Fund. The Fund may not do any of the following:
1.Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority. Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of reverse repurchase agreements, borrowing, and certain other leveraging transactions.
2.Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).
3.Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or group of industries (other than U.S. government securities).
4.Purchase or sell real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate).
5.Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.
6.Make loans (except purchases of debt securities consistent with the investment policies of the Fund). For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.
Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in the percentage or rating resulting from any cause other than actions by the Fund will not be considered a violation of the Fund’s investment restrictions. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.
The following is a non-fundamental investment restriction applicable to the Fund. Restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund. The Fund may not:
1.Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33-1/3% of its assets.
PORTFOLIO TURNOVER
Although the Fund generally does not invest for short-term trading purposes, certain investment strategies may result in short holdings periods and portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See “Execution of Portfolio Transactions” for more information.
Following is the Fund’s and Predecessor Fund’s portfolio turnover rate for the past two fiscal years:

Portfolio Turnover Rate
Year Ended November 30, 2020*	32%
Year ended November 30, 2019	8%
*A dramatic increase in market volatility during the spring of 2020 at the height of the COVID induced financial dislocation lead to a greater than normal portfolio turnover.

PORTFOLIO HOLDINGS INFORMATION
The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. The Advisor has also adopted a policy with respect to disclosure of portfolio holdings of the Fund (the “Advisor’s Policy”). Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with the Trust’s portfolio holdings policies and the Advisor’s Policy (the “Disclosure Policies”). The Advisor and the Board considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies and the actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Advisor, distributor or any other affiliated person of the Fund. After due consideration, the Advisor and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Fund. Pursuant to the Trust’s Portfolio Holdings Disclosure Policies, the Chief Compliance Officer (“CCO”) of the Trust, is authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.
The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to these Disclosure Policies. The Board reserves the right to amend the Disclosure Policies at any time without prior notice in their sole discretion.
Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Fund shareholders and in the Fund's filings on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC. The Advisor maintains a portfolio disclosure policy and it is the general policy of the Advisor not to release portfolio holdings of any portfolio it manages prior to required regulatory disclosure. However, the Advisor may, under certain circumstances, disclose holdings at such other times as the policy permits.

In the event of a conflict between the interests of the Fund and the interests of the Advisor or an affiliated person of the Advisor, the CCO of the Advisor, shall make a determination in the best interests of the Fund and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.
In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed: fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Advisor, Fund or the Board, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the Trust’s Portfolio Holdings Disclosure Policies, when the Fund has a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.
In no event shall the Advisor, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.
There can be no assurance that the Disclosure Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.
TRUSTEES AND EXECUTIVE OFFICERS
The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their ages, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in New Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust
Richard A. Conn, Jr. c/o GoodHaven Capital Management LLC 374 Millburn Avenue Suite 306 Millburn, NJ 07041 Born: 1957	Trustee Chairman of the Nominating Committee	Indefinite term; Since January 2016	Managing Partner, Innovate Partners LLC (private investment company) (2009 to present)	1	None
Bruce A. Eatroff c/o GoodHaven Capital Management LLC 374 Millburn Avenue Suite 306 Millburn, NJ 07041 Born: 1963	Trustee Chairman of the Valuation Committee	Indefinite term; Since January 2016	Founding Partner, Halyard Capital (private equity firm) (2006 to present). Managing Director, Investment Committee member, Star Mountain Capital (2020 to present.)	1	None
Steven H. Tishman c/o GoodHaven Capital Management LLC 374 Millburn Avenue Suite 306 Millburn, NJ 07041 Born: 1957	Trustee Chairman of the Audit Committee	Indefinite term; Since January 2016	Managing Director and Global Head of Mergers and Acquisitions Group, Houlihan Lokey (global investment bank) (2012 to present)	1	Acushnet Holdings Corp.
Interested Trustees and Officers of the Trust
Larry Pitkowsky c/o GoodHaven Capital Management LLC 374 Millburn Avenue Suite 306 Millburn, NJ 07041 Born: 1964	Trustee, Chairman and President	Indefinite Term; Since January 2016	Managing Partner, GoodHaven Capital Management, LLC (Advisor); Portfolio Manager of GoodHaven Fund (2010 to present)	1	None
Lynn Iacona c/o GoodHaven Capital Management LLC 374 Millburn Avenue Suite 306 Millburn, NJ 07041 Born: 1972	Secretary and Treasurer	Indefinite Term; Since December 2019	Director of Operations, GoodHaven Capital Management LLC (Advisor)	1	N/A
Bernadette Murphy c/o GoodHaven Capital Management LLC 374 Millburn Avenue Suite 306 Millburn, NJ 07041 Born: 1964	Chief Compliance Officer	Indefinite Term; Since December 2019	Director, Vigilant Compliance, LLC from July 2018 to present; Director of Compliance and Operations, B. Riley Dialectic Capital Management, LLC from April 2017 to July 2018; Chief Compliance Officer, Dialectic Capital Management, LP from October 2015 to April 2017.	1	N/A
Additional Information Concerning the Board of Trustees
The Role of the Board
The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Advisor, the distributor, the administrator, the custodian, and the transfer agent, each of whom are discussed in greater detail in this Statement of Additional Information. In addition, the Advisor provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal Board meetings, which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal Board Meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
Board Structure, Leadership
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, a Nominating Committee, a Valuation Committee and an Audit Committee. A majority of the Board is comprised of Trustees who are Independent Trustees, which are Trustees that are not affiliated with the Advisor, the principal underwriter, or their affiliates. The Chairman of the Board is an Interested Trustee. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure of the Interested Chairman, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.
As a principal of the Advisor, the Chairman of the Board is one of the largest individual shareholders of the Fund with a strong vested interest in the success of the Fund.  He is an analyst and money-manager with more than 30 years of experience and has held prior executive positions with another registered
investment company including serving as a Vice President, Portfolio Manager, and Analyst.   He has also
held senior executive positions for more than twenty years.

The Board does not currently have a “lead independent trustee,” however, the Audit, Valuation, and Nominating Committees are all chaired and comprised solely of Independent Trustees. One of the Independent Trustees has served on multiple public company boards of directors, is a qualified financial expert, and has more than thirty-years of experience in related fields. Another Independent Trustee currently sits on the Board of three private companies and has experience in financial matters. The third Independent Trustee has significant and relevant business experience and a strong legal and governance background relevant to the oversight of the Fund.
Board Oversight of Risk Management
As part of its oversight function, the Board is responsible for reviewing the Advisor’s risk management policies and procedures. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board will also review, as appropriate, reports regarding risk management activities of service providers. In addition to these reports, from time to time the Board receives reports from the administrator and the Advisor as to enterprise risk management.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. The Trustees have substantial investment and business experience and in some cases have served previously on public company boards of directors. They have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.
In addition to the information provided in the chart, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.
Mr. Conn’s Trustee Attributes include his current role as the Managing Partner of Innovate Partners LLC, an emerging company private equity firm, and of Eurasia Advisors LLC, an international advisory firm focusing on Russia and the Ukraine and has been in these positions since 2009. He practiced international corporate law and litigation as an equity partner with Latham & Watkins, founding that firm’s Moscow office in 1992, and served as President of the Moscow based Foreign Bar Association from 1992-1995 and from 2003-2007. He advised the Yeltsin government on legal restructuring and is a co-author of Collier Labor Law and the Bankruptcy Code. He has lectured at Columbia University, consulted with the U.S. government regarding CIS matters, and delivered a keynote address at the United Nations. Mr. Conn has a Bachelor of Arts degree from Dartmouth College and a JD degree focused on international business law from the Fordham University School of Law.
Mr. Eatroff’s Trustee Attributes include his role as an experienced private equity investor and a Managing Partner of Halyard Capital, private equity firm and Managing Director of Star Mountain Capital. He has been the lead Director on eleven portfolio companies, currently sits on the Boards of three private companies, is a permanent member of Halyard’s Investment Committee and has overseen more than forty acquisitions for portfolio companies. From 2000-2006, Mr. Eatroff was an Executive Managing Director of BMO Capital Markets and the Head of U.S. Media and Communications Investment and Corporate Banking where he was responsible for a multi-billion dollar balance sheet and an advisory business with twenty professionals focused on Media and Communications. Previously, he served from 1998 to 2000 as a Managing Director as CIBC World Markets, from 1995-1998 as a Managing Director at UBS Securities, and from 1989-1995 as a Vice President at Goldman Sachs & Co. Mr. Eatroff has a Bachelor of Arts degree from Lafayette College and a Masters in Business Administration from the Wharton School.
Mr. Pitkowsky’s Trustee Attributes includes more than 25 years of experience in securities research and portfolio management across a wide range of companies and industries. He co-founded GoodHaven Capital Management in late 2010 and currently serves as the Managing Partner and Portfolio Manager. GoodHaven is a registered investment advisor that provides investment management services to separate accounts and the firm's affiliated GoodHaven Fund. Prior to forming GoodHaven, Mr. Pitkowsky was a consultant to Fairholme Capital Management for approximately two years and from 1999 through 2008, he held a variety of roles at Fairholme and its affiliates, including Analyst and Portfolio Manager. In addition, for most of the period from 2002 through 2007, he was a named Portfolio Manager of FCM’s affiliated Fairholme Fund. In addition, Mr. Pitkowsky was also Vice-President of Fairholme Funds, Inc., the parent company of the Fairholme Fund, from March 2008 through January 2009. Mr. Pitkowsky has a Bachelors of Science degree from Rutgers University.

Mr. Tishman’s Trustee Attributes include his current role as a Managing Director and Global Head of the Mergers and Acquisitions Group at Houlihan Lokey, where he is also a member of the Management Committee, Co-Head of the M&A Commitment Committee and a member of the Firm’s Corporate Finance Board of Directors. Mr. Tishman is also on the Board of Directors of Acushnet Holdings and a member of their Audit Committee and Compensation Committee. Previously, Mr. Tishman was a Managing Director at Rothschild Inc. where he served as Co-Head of U.S. M&A. Prior to joining Rothschild, Mr. Tishman was a Managing Director and head of the Robertson Stephens New York office and was a member of the Management Committee of that firm. Prior to joining Robertson Stephens in 1999, Mr. Tishman spent approximately 15 years at Bear, Stearns & Co. Inc., most recently as a Senior Managing Director. Mr. Tishman has a Bachelor of Arts degree from Princeton University, a Masters in Business Administration degree from the NYU Graduate School of Business Administration, and has previously served on the boards of directors of public companies, including Cedar Fair L.P., Nautica Enterprises, Inc., Claire’s Stores, Inc. and Odimo, Inc.
Trust Committees
The Trust has three standing committees: the Nominating Committee, the Valuation Committee and the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”) and performs the role of certain legal and compliance activities.
The Nominating Committee is comprised entirely of all of the Independent Trustees and its Chairman is Mr. Conn. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By‑Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust no later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. The Nominating Committee met two times during the last fiscal year.
The Audit Committee is comprised entirely of all of the Independent Trustees. Mr. Tishman, an Independent Trustee, serves as the Audit Committee Chairman. The Audit Committee generally meets regularly but at least two times per year and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. In addition, the Audit Committee also serves as the Qualified Legal Compliance Committee. The Audit Committee met three times during the last fiscal year.
Additionally, the Board has delegated valuation issues to a Valuation Committee that is comprised entirely of all of the Independent Trustees and is overseen by the Board. Mr. Eatroff, an Independent Trustee, serves as the Valuation Committee Chairman. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Per the Trust’s Valuation Policies and Procedures, the Valuation Committee has delegated the task of fair valuing securities by using valuation methodologies that the Valuation Committee approved to the Advisor. All fair valued securities are reviewed by the Valuation Committee and ratified on a quarterly basis by the Board. The Valuation Committee meets as needed. The Valuation Committee met four times during the last fiscal year.

Trustee Ownership of Fund Shares and Other Interests
The following table shows the amount of shares in the Fund and other portfolios of the Trust owned by the Trustees as of December 31, 2020.

Name	Dollar Range of GoodHaven Fund Shares	Aggregate Dollar Range of Fund Shares in the Trust
Richard Conn, Jr.	$10,001 - $50,000	$10,001 - $50,000
Bruce Eatroff	Over $100,000	Over $100,000
Larry Pitkowsky	Over $100,000	Over $100,000
Steven Tishman	$10,001 - $50,000	$10,001 - $50,000
Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Fund’s principal underwriter, or any of their affiliates. Accordingly, neither the Independent Trustees nor members of their immediate family have had a direct or indirect interest the value of which exceeds $120,000, in the Advisor, the Fund’s principal underwriter or any of its affiliates.
Compensation
The Advisor will pay each of the Independent Trustees of the Board at an annual rate of $10,000 for serving as a Trustee to the Trust. The Advisor will pay the Chairman of the Audit Committee an additional annual $1,500. All Trustees will be reimbursed by the Advisor for expenses in connection with each Board meeting attended. The Trust has no pension or retirement plan. The Fund does not pay any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation from the Advisor	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Advisor and Fund Complex(1) Paid to Trustees
Bruce A. Eatroff	$10,000	None	None	$10,000
Richard A. Conn	$10,000	None	None	$10,000
Steven H. Tishman	$11,500	None	None	$11,500
Code of Ethics
The Trust, the Advisor and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of these entities to invest in securities that may be purchased or held by the Fund.

PROXY VOTING POLICY
The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies (as defined below) and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. The Advisor has also adopted the following Proxy Voting Policies and Procedures (“Advisor’s Proxy Policies”).

The Advisor has adopted Proxy Policies that underscore the Advisor’s concern that all proxies voting decisions be made in the best interest of each Fund’s shareholders. The Advisor considers each proxy proposal individually and makes decisions on a case-by-case basis. At all times, however, the Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of a Fund. The Advisor believes that market conditions and other economic considerations will influence how decisions are made on proxy proposals. Where a proxy proposal raises a material conflict between the Advisor’s interests and a Fund’s interests, the Advisor will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination. If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Advisor will abstain from voting the proxy.
The Trust will file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31st of each year. Form N‑PX for the Fund will be available without charge, upon request, by calling toll-free 1-855-654-6639 and on the SEC’s website at www.sec.gov.
CONTROL PERSONS, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.
As of March 1, 2021, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	38.52%	Record

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	17.63%	Record

Mac & Co. 500 Grant Street, Rm 151-1010 Pittsburgh, PA 15219-2502	14.01%	Record

TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	8.97%	Record

Pershing LLC 1 Pershing Plz, Floor 14 Jersey City, NJ 07399-0002	7.37%	Record
Board Ownership Information. As of March 1, 2021, the Trustees and officers of the Trust, as a group, beneficially owned 4.1952% of the outstanding shares of the Fund.
THE FUND’S INVESTMENT ADVISOR
As stated in the Prospectus, investment advisory services are provided to the Fund by GoodHaven Capital Management, LLC, the Advisor, pursuant to an investment advisory agreement (the “Advisory

Agreement”) with the Trust. Mr. Larry Pitkowsky, portfolio manager of the Fund, is a control person of the Advisor. The Advisor’s address is 374 Millburn Avenue, Suite 306, Millburn, NJ 07041.
The Advisory Agreement has an initial two-year term and, after such initial term, will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days’, nor less than 30 days’, written notice to the Advisor when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Advisor on not more than 60 days’, nor less than 30 days’, written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.
In consideration of the services provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive an investment advisory fee from the Fund computed daily and paid monthly, at an annual rate of 0.90%. The Advisor, at its sole discretion, may voluntarily agree to waive a portion of its fees payable to it for such a period as the Advisor may determine.
In approving the Advisory Agreement on behalf of the Fund at a meeting of the Board of Trustees in August 2019, the Board, including the Independent Trustees, considered, among other things: (a) the nature and quality of the services provided by the Advisor to the Fund; (b) the appropriateness of the fees paid by the Fund to the Advisor; (c) the level of Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Advisor; and (e) the nature of the Fund’s investments.
The Advisor has also entered into Support Services Agreements with the Administrator. Under these Agreements, the Advisor is responsible for paying for all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal, and audit. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges, acquired fund fees and expenses, or other transaction-related expenses (such as stamp taxes), (b) taxes, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Services Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets.
The Fund paid the following support services fees to the Advisor for the fiscal years shown:

	Fiscal Year Ended November 30, 2020	Fiscal Year Ended November 30, 2019	Fiscal Year Ended November 30, 2018
Support Services Fee Paid	$164,176	$189,690	$293,097

The Fund paid the following fees to the Advisor for the fiscal years shown:

	Fiscal Year Ended November 30, 2020	Fiscal Year Ended November 30, 2019	Fiscal Year Ended November 30, 2018
Advisory Fee Paid	$738,794	$853,604	$1,318,936

PORTFOLIO MANAGER
Mr. Larry Pitkowsky serves as the portfolio manager for the Fund and is responsible for the day-to-day management of the Fund. The following provides information regarding other accounts managed by Mr. Pitkowsky as of November 30, 2020:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	65	$69,897,024	0	$0
Portfolio Manager's Compensation
As of November 30, 2020, the Portfolio Manager is not compensated directly by the Fund. Mr. Pitkowsky, through affiliated entities, is the majority owner of the Advisor. As such, his compensation consists of a fixed base compensation and is largely contingent on the Advisor’s overall profitability. To the extent that the Advisor is profitable, the Portfolio Manager shares (through family vehicles) in the overall profits of the Advisor. Although the Advisor has no current plans to do so, it may, from time to time, offer a profits participation or ownership interest in the Advisor to certain senior employees other than the Portfolio Manager without notice to the Fund.
Portfolio Manager's Ownership Interest in the Fund
The Portfolio Manager owned the following amounts in shares of the Fund as of the fiscal year ended November 30, 2020:

Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Larry Pitkowsky	Over $1,000,000
Managing Conflicts of Interest
Actual or apparent material conflicts of interest may arise when the Portfolio Manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. The Portfolio Manager of the Fund may be presented with potential conflicts of interest in the allocation of investment opportunities, the allocation of his time and investment ideas and the allocation of aggregated orders among the Fund’s accounts and other accounts managed by the Portfolio Manager, including among any affiliated client accounts, any accounts in which the Portfolio Manager may have personal investments.
It is anticipated that in addition to acting as the Advisor to the Fund, the Advisor will serve as the investment advisor for individual, corporate and retirement accounts for U.S. and non-U.S. clients. The Portfolio Manager of the Advisor expects to make and retain significant personal investments in the Fund that will help to align the interests of the Fund and the Portfolio Manager. Further, the Advisor has adopted policies and procedures governing all of its personnel that will be reasonably designed to ensure that all clients are treated equitably and that the Fund is not disadvantaged by other activities of the Advisor. The Advisor has also adopted Codes of Ethics governing its principals and employees that is designed to detect and equitably manage conflicts of interest when personnel of the Advisor own, buy, or sell securities that may be owned by, or bought or sold for, other clients of the Advisor, including the Fund.
SERVICE PROVIDERS
Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bank Global Fund Services, (“Fund Services”) 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator to the Fund (the “Administrator”). Fund Services provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of the Fund’s shares.
Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from the Fund, a fee based on the Fund’s current average daily net assets. Fund Services also is entitled to certain out‑of‑pocket expenses. Fund Services also acts as fund accountant, transfer agent (the “Transfer Agent”) and dividend disbursing agent under separate agreements. The Advisor expects to pay all Fund Services fees that are incurred in normal operations on behalf of the Fund.
For the following fiscal years ended November 30, Fund Services received the following amounts as compensation for its services as Fund Administrator and Accountant:

Fiscal Year Ended	Administration Fees Paid
Fiscal year ended November 30, 2020	$49,563
Fiscal year ended November 30, 2019	$54,891
Fiscal year ended November 30, 2018	$88,143
Custodian
U.S. Bank National Association is the custodian of the assets of the Fund (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 1555 N. River Center Drive,

Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. Fund Services, the Custodian, and the Fund’s principal underwriter are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.
Independent Registered Public Accounting Firm and Legal Counsel
Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, is the independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission for the Fund.
Blank Rome LLP, 1271 Avenue of the Americas, New York, New York 10020, serves as legal counsel to the Trust.
EXECUTION OF PORTFOLIO TRANSACTIONS
Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.
Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.
In placing portfolio transactions, the Advisor will seek best execution. The full range and quality of services will be considered in making this determination, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk and experience in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the best execution, the Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under the Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the Financial Industry Regulatory Authority (“FINRA”) and the SEC.
While it is the Advisor’s general policy to seek best execution in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, as amended, weight is also given to the ability of a broker-dealer to facilitate a particular trade, or to furnish brokerage and research services to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. Additionally, in accordance with procedures adopted by the Trust, the Advisor may direct transactions to a broker-dealer with which it has an affiliation.
Often, identical securities will be acceptable for both the Fund and one or more of the Advisor’s client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.
The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund. However, as stated above, broker-dealers who execute brokerage transactions may effect purchases of shares of the Fund for their customers.
The Fund did not own any shares of any other broker-dealer with which it has transacted (or the parent corporation of such a broker dealer) during the fiscal year ended November 30, 2020.
For the fiscal years shown below, the Fund paid aggregate brokerage commissions in the amount of:

GoodHaven Fund	Aggregate Brokerage Commissions
Fiscal year ended November 30, 2020	$48,573
Fiscal year ended November 30, 2019	$41,436
Fiscal year ended November 30, 2018	$112,502

CAPITAL STOCK
Shares issued by the Fund have no preemptive, conversion or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, a series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

DETERMINATION OF SHARE PRICE
The NAV per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally, 4:00 p.m., Eastern Time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined per the Trust’s Valuation Policies and Procedures. The Valuation Committee has delegated the task of fair valuing securities by using valuation methodologies that the Valuation Committee approved to the Advisor. All fair valued securities are reviewed by the Valuation Committee and ratified on a quarterly basis by the Board. Pursuant to those procedures, the Advisor considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.
Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.
Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. In order to reflect their fair value, short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.
The securities in the Fund’s portfolio, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.
The Fund may invest in foreign securities, and as a result, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of certain of the Fund’s securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board as described above. Portfolio securities that are traded both on an exchange and in the OTC market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The information provided below supplements the information contained in the Fund’s Prospectus regarding the purchase and redemption of Fund shares.
How to Buy Shares
In addition to purchasing shares directly from the Fund, you may purchase shares of the Fund through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (each a “Financial Intermediary” and collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally, 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, your order will be priced at the Fund’s NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.
The public offering price of Fund shares is its NAV. Shares are purchased at the public offering price next determined after Fund Services receives your order in proper form as discussed in the Fund’s Prospectus. In order to receive that day’s public offering price, Fund Services must receive your order in proper form before the close of regular trading on the NYSE, normally, 4:00 p.m., Eastern Time.
The Trust reserves the right in its sole discretion (1) to suspend the continued offering of the Fund’s shares, (2) to reject purchase orders in whole or in part when in the judgment of the Advisor or the distributor such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where when in the judgment of the Advisor certain economies can be achieved in sales of the Fund’s shares.
How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading. Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by Fund Services of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days but only as authorized by SEC rules.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase. As with all investments, the purchase of shares in the Fund involves the risk of loss.
Telephone Redemptions
Shareholders with telephone transactions privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiry by telephone from a person claiming to be the shareholder, the Fund or its authorized agent may carry out the instructions and/or respond to the inquiry, consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
Fund Services will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine. If Fund Services fails to employ reasonable procedures, the Fund and Fund Services may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact Fund Services.
During periods of unusual market changes and shareholder activity, you may experience delays in contacting Fund Services by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus or contact your investment representative. Telephone redemption privileges may be modified or terminated without notice.
Redemptions In-Kind
The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (1) $250,000 or (2) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of their shares in excess of the amounts specified by the rule, either totally or partially, by a distribution-in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash. Distributions in-kind are taxable events for shareholders.
The Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund could distribute securities pro rata based on its entire portfolio or by some other method in an equitable manner approved by the Trust. If the Fund held illiquid securities, such distribution may contain a portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.
Purchases-In-Kind
The Fund may, at the sole discretion of the Advisor, accept securities in exchange for shares of the Fund. Securities which may be accepted in exchange for shares of the Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board of Trustees); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange. If purchasing Fund shares in this manner, a shareholder may realize a capital gain or loss for federal income tax purposes on each security tendered. If transactions are made in compliance with Section 351 of the Code, transferors may be allowed to defer recognition of gain when assets are contributed to a mutual fund in exchange for its shares.
DISTRIBUTIONS AND TAX INFORMATION
Distributions
Dividends from net investment income of the Fund and distributions from net profits from the sale of securities are generally made annually. Also, the Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the twelve months ended November 30 of each year will also be distributed by December 31 of each year. The Fund reserves the right to make interim profit distributions as approved by its Board of Trustees.
In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions made during the previous year. The form and character of each distribution will be specified by the Fund in a notice to shareholders.
Tax Information
Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected and intends to continue to qualify to be treated as a “regulated investment company” under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions. It is the Fund’s policy to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that generally the Fund will not be subject to any federal income tax or excise taxes based on net income. However, the Fund can give no assurance that its distributions will be sufficient to eliminate all taxes. To avoid a 4% nondeductible excise tax, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the one-year period ending on November 30 during such year and (3) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. If the Fund does not qualify as a regulated investment company, it will be taxed as a regular corporation (currently, at a flat rate of 21%) and will not be entitled to deduct the dividends paid to shareholders.
In order to qualify as a regulated investment company, the Fund must, among other items, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership. The Fund must also satisfy the following two asset diversification tests. At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Fund’s net tax-exempt interest, if any.
The Fund’s ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund. The Code imposes certain limitations on the ability of taxpayers to utilize capital losses. As of November 30, 2020, the Fund had short-term capital loss carryovers of $1,499,466 and long-term capital loss carryovers of $4,333,537, with unlimited expiration.
Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by the Fund may be qualified dividends eligible under current law for taxation at long-term capital gain rates to the extent the Fund reports the amount distributed as a qualifying dividend and holding period requirements are met. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income upon distribution to shareholders. However, to the extent the Fund invests in REITs, the Fund may designate dividends it pays to its shareholders as “Section 199A dividends” so that individual and non-corporate shareholders may be eligible for a 20% deduction with respect to such dividends, provided such shareholders have satisfied the holding period requirement for the Fund’s shares and certain other conditions. The amount of Section 199A dividends that the Fund may pay and report to its shareholders is limited to the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends. An additional Medicare contribution tax of 3.8% applies to net investment income, which generally includes dividends and capital gains from the Fund, for individual taxpayers whose modified adjusted gross income exceeds $200,000 for single filers and $250,000 for married joint filers or for taxpayers that are trusts or estates with adjusted gross income in excess of certain threshold amounts. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund reports the amount distributed as a qualifying dividend. The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund’s investment policies, it is expected that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for treatment as qualified income for individual shareholders and for the dividends-received deduction for corporate shareholders. However, the portion of the Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction, if any, may be reduced or eliminated if Fund shares held by an individual investor are held less than 61 days, or if Fund shares held by a corporate investor are treated as debt-financed or are held for fewer than 46 days.
Any long-term capital gain distributions are taxable to shareholders as long term capital gains regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends received deduction referred to in the previous paragraph. Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a specified date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing an individual shareholder’s liability for the alternative minimum tax. Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined. A dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.
The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.
Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of portfolio shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of portfolio shares may be subject to withholding of federal income tax at the current rate of 24% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification numbers and with required certifications regarding their status under the federal income tax law or if the IRS notifies the Fund that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.
The Fund is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO or some other specific identification method. Unless you instruct otherwise, the Fund will use high cost as its default cost basis method. If average cost is used for the first sale of shares covered by these rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

If more than 50% in value of the Fund’s total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund, subject to certain exceptions for fund of funds structures. If this election is made, shareholders will be (1) required to include in their gross income their pro rata share of the Fund’s foreign source income (including any foreign income taxes paid by the Fund), and (2) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If 50% or less in value of the Fund’s total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund.

The use of hedging strategies, such as entering into forward contracts, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will generally qualify as permissible income under Subchapter M of the Code.
Any security or other position entered into or held by the Fund that substantially diminishes the Fund’s risk of loss from any other position held by the Fund may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short–term capital gain rather than long–term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short–term capital losses, be treated as long–term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.
Certain forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Fund at the end of its taxable year generally will be required to be “marked-to-market” for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long–term capital gain or loss, and the balance will be treated as short–term capital gain or loss.
Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency forward contracts is treated as ordinary income or loss. Some part of the Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.
Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.
The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, trusts and estates. If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds shares of the Fund, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and activities of the partnership. All shareholders (and partners in a partnership that is a shareholder) should consult a qualified tax adviser regarding their investment in the Fund. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on the Fund’s distributions.
A portion of the Fund’s distributions received by a shareholder who is not a U.S. person may, however, be exempt from U.S. withholding tax to the extent properly reported by the Fund as attributable to U.S. source interest income and short-term capital gains. If a shareholder who is not a U.S. person is eligible for a reduced rate of withholding tax under an applicable tax treaty, such shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the shareholder who is not a U.S. person (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of such shareholder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where such non-U.S. shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If a shareholder who is not a U.S. person is subject to such U.S. income tax on a distribution, then the Fund is not required to withhold U.S. federal tax if such shareholder complies with applicable certification and disclosure requirements.

The Foreign Account Tax Compliance Act (“FATCA”). A 30% withholding tax on the Fund’s distributions, including capital gains distributions, generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors, or (iii) the foreign entity is otherwise excepted under FATCA. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of shares on or after January 1, 2019, recently proposed Treasury regulations eliminate such withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such changes could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice to his or her own particular circumstances. The Fund will not receive an opinion from counsel or a ruling from the IRS with respect to the tax issues discussed herein.
The advice herein was prepared for the Fund. Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax advisor.
PRINCIPAL UNDERWRITER AND DISTRIBUTOR
Quasar Distributors, LLC, 111 E. Kilbourn Ave., Ste. 2200, Milwaukee, Wisconsin 53202 (“Quasar”), serves as principal underwriter and distributor for shares of the Fund in a continuous public offering of the Fund’s shares. Pursuant to a distribution agreement between the Fund and Quasar, Quasar provides certain administration services and promotes and arranges for the sale of the Fund’s shares. Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of FINRA.
The distribution agreement continues in effect for periods not exceeding one year if approved at least annually by (1) the Board or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (2) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by the parties thereto upon a 60-day written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

PAYMENTS TO FINANCIAL INTERMEDIARIES
The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. Such payments may be divided into categories as follows:
Support Payments
Payments may be made by the Advisor to certain Financial Intermediaries in connection with the eligibility of the Fund to be offered on certain brokerage platforms or in certain programs which generally include a variety of other funds. The Advisor may make cash payments to Financial Intermediaries for providing shareholder servicing and other support services. Although the Fund does not currently pay any finder’s fees to Financial Intermediaries, it reserves the right to do so and will disclose such activity as required.
The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund’s shares.
FINANCIAL STATEMENTS
The annual report for the Fund for the fiscal year ended November 30, 2020, is a separate document provided upon request, without charge, by calling 1-855-654-6639 and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

APPENDIX A
Commercial Paper Ratings
Standard & Poor’s
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:
A‑1 - This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.
A-3 - Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B - Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.
C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D – Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.
Moody’s
Moody’s short-term debt ratings are opinions on the ability of issuers to punctually repay senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade to indicate the relative repayment ability of rated issuers:
Prime‑1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime‑2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.
Credit Ratings
Standard & Poor’s
Standard & Poor’s issue credit ratings based in varying degrees, on the following considerations:
1.Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
2.Nature of and provisions of the obligation; and
3.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.
AAA - An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C - Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC - An obligation rated “CC” is currently highly vulnerable to nonpayment.
C - The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.
D - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-)
The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
“c” - The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.
“p” - The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
* - Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
“r”- The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
N.R. - Not Rated - Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
Moody’s
Moody’s uses the following categories for long-term obligations:

Aaa - Bonds that are rated “Aaa” are to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa - Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.
A - Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa - Bonds that are rated “Baa” are considered medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba - Bonds that are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
Caa - Bonds that are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca - Bonds that are rated “Ca” represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C – Bonds that are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

THE GOODHAVEN FUNDS TRUST

PART C

OTHER INFORMATION
Item 28. Exhibits

(a)	Agreement and Declaration of Trust.

(i)	Agreement and Declaration of Trust is herein incorporated by reference and was previously filed with the Registration Statement on Form N-1A on January 8, 2016.

(ii)	Certificate of Trust is herein incorporated by reference and was previously filed with the Registration Statement on Form N-1A on January 8, 2016.

(b)	By-Laws are herein incorporated by reference and were previously filed with the Registration Statement on Form N-1A on January 8, 2016.

(c)	Instruments Defining Rights of Security Holders incorporated into Agreement and Declaration of Trust and By-Laws and previously filed with the Registration Statement on Form N-1A on January 8, 2016.

(d)	Investment Advisory Agreement is herein incorporated by reference and was previously filed with the Registration Statement as Post-Effective Amendment No. 8 on From N-1 on March 30, 2020.

(e)	Distribution Agreement is herein incorporated by reference and was previously filed with the Registration Statement as Post-Effective Amendment No. 8 on From N-1 on March 30, 2020.

(f)	Bonus or Profit Sharing Contracts – not applicable.

(g)	Custody Agreement is herein incorporated by reference and was previously filed with the Registration Statement as Pre-Effective Amendment No. 1on Form N-1A on March 11, 2016.

(h)	Other Material Contracts

(i)	Fund Administration Servicing Agreement is herein incorporated by reference and was previously filed with the Registration Statement as Pre-Effective Amendment No. 1on Form N-1A on March 11, 2016.

(ii)	Transfer Agent Servicing Agreement is herein incorporated by reference and was previously filed with the Registration Statement as Pre-Effective Amendment No. 1on Form N-1A on March 11, 2016.

(iii)	Fund Accounting Servicing Agreement is herein incorporated by reference and was previously filed with the Registration Statement as Pre-Effective Amendment No. 1on Form N-1A on March 11, 2016.

(iv)	Support Services Agreement is herein incorporated by reference and was previously filed with the Registration Statement as Post-Effective Amendment No. 8 on From N-1 on March 30, 2020.

(v)	Powers of Attorney is herein incorporated by reference and was previously filed with the Registration Statement as Pre-Effective Amendment No. 1on Form N-1A on March 11, 2016.

(i)	Legal Opinion and Consent is herein incorporated by reference and was previously filed with the Registration Statement as Pre-Effective Amendment No. 1on Form N-1A on March 11, 2016.

(j)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)	Omitted Financial Statements – not applicable.

(l)	Subscription Agreement – not applicable.

(m)	Rule 12b-1 Plan – not applicable.

(n)	Rule 18f-3 Plan – not applicable.

(o)	Reserved.

(p)	Codes of Ethics
(i) The GoodHaven Funds Trust is herein incorporated by reference and was previously filed with the Registration Statement as Pre-Effective Amendment No. 2 on Form N-1A on March 24, 2016.
(ii) GoodHaven Capital Management, LLC is herein incorporated by reference and was previously filed with the Registration Statement as Pre-Effective Amendment No. 2 on Form N-1A on March 24, 2016.
(iii) Quasar Distributors, LLC is herein incorporated by reference and was previously filed with the Registration Statement as Pre-Effective Amendment No. 2 on Form N-1A on March 24, 2016.

Item 29. Persons Controlled by or Under Common Control with Registrant.

    No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification.

Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust.

Section 8.3 Indemnification. The Trust shall indemnify each of its Trustees, officers, employees and agents (including Persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by such Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which such Person may be involved or with which such Person may be threatened, while in office or thereafter, by reason of such Person being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which such Person shall have been adjudicated, by the final and unappealable order of a court of competent jurisdiction, to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of such Person’s duties, such liabilities and expenses being liabilities belonging to the Series out of which such claim for indemnification arises; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or, in the absence of a judicial determination, by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that such Person did not engage in such conduct, which determination shall be made by a majority of a quorum of Trustees who are neither Interested Persons of the Trust nor parties to the action, suit or proceeding, or by written opinion from independent legal counsel approved by such Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which such Person may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the Trust Property. The Trustees may make advance payments in connection with indemnification under this Section 8.3; provided that any advance payment of expenses by the Trust to any Trustee, officer, employee or agent shall be made only upon the undertaking by such Trustee, officer, employee or agent to repay the advance unless it is ultimately determined that he is entitled to indemnification as above provided, and only if one of the following conditions is met:

(i)the Trustee, officer, employee or agent to be indemnified provides a security for such Person’s undertaking;
(ii)the Trust shall be insured against losses arising by reason of any lawful advances; or
(iii)there is a determination, based on a review of readily available facts, that there is reason to believe that the Trustee, officer, employee or agent to be indemnified ultimately will be entitled to indemnification, which determination shall be made by a majority of a quorum of Trustees who are neither Interested Persons of the Trust nor parties to the action, suit or proceeding, or by written opinion from independent legal counsel approved by such Trustees.

Item 31. Business and Other Connections of the Investment Adviser.

    With respect to the investment adviser (GoodHaven Capital Management, LLC), the response to this Item will be incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-72093), dated March 28, 2018. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

(a)    Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Aasgard Small & Mid Cap Fund, Series of Advisors Series Trust	American Trust Allegiance Fund, Series of Advisors Series Trust
Capital Advisors Growth Fund, Series of Advisors Series Trust	Chase Growth Fund, Series of Advisors Series Trust
Davidson Multi Cap Equity Fund, Series of Advisors Series Trust	Edgar Lomax Value Fund, Series of Advisors Series Trust
First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust	First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust	Huber Large Cap Value Fund, Series of Advisors Series Trust
Huber Select Large Cap Value Fund, Series of Advisors Series Trust	Huber Mid Cap Value Fund, Series of Advisors Series Trust
Huber Small Cap Value Fund, Series of Advisors Series Trust	Logan Capital International Fund, Series of Advisors Series Trust
Logan Capital Large Cap Core Fund, Series of Advisors Series Trust	Logan Capital Large Cap Growth Fund , Series of Advisors Series Trust
Logan Capital Small Cap Growth Fund, Series of Advisors Series Trust	O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
PIA BBB Bond Fund, Series of Advisors Series Trust	PIA High Yield Fund, Series of Advisors Series Trust
PIA High Yield Managed Account Completion Shares (MACS) Fund, Series of Advisors Series Trust	PIA MBS Bond Fund, Series of Advisors Series Trust
PIA Short-Term Securities Fund, Series of Advisors Series Trust	Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
Poplar Forest Partners Fund, Series of Advisors Series Trust	Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
Pzena International Small Cap Value Fund, Series of Advisors Series Trust	Pzena Mid Cap Value Fund, Series of Advisors Series Trust
Pzena Small Cap Value Fund, Series of Advisors Series Trust	Scharf Alpha Opportunity Fund, Series of Advisors Series Trust
Scharf Fund, Series of Advisors Series Trust	Scharf Global Opportunity Fund, Series of Advisors Series Trust
Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust	Semper MBS Total Return Fund, Series of Advisors Series Trust
Semper Short Duration Fund, Series of Advisors Series Trust	Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust	The Aegis Funds
Allied Asset Advisors Funds	Alpha Architect ETF Trust
Angel Oak Funds Trust	Barrett Opportunity Fund, Inc.

Bridges Investment Fund, Inc.	Brookfield Investment Funds
Buffalo Funds	Cushingâ Mutual Funds Trust
DoubleLine Funds Trust	Ecofin Tax-Advantaged Social Impact Fund, Inc. (f/k/a Tortoise Tax-Advantaged Social Infrastructure Fund, Inc.)
AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions	AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions
AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions	AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions
The Acquirers Fund, Series of ETF Series Solutions	AI Powered International Equity ETF, Series of ETF Series Solutions
AlphaClone Alternative Alpha ETF, Series of ETF Series Solutions	AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions	Aptus Defined Risk ETF, Series of ETF Series Solutions
Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions	CBOE Vest S&P 500 Dividend Aristocrats Target Income ETF, Series of ETF Series Solutions
Change Finance Diversified Impact US Large Cap Fossil Fuel Free ETF, Series of ETF Series Solutions	ClearShares OCIO ETF, Series of ETF Series Solutions
ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions	ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
Deep Value ETF, Series of ETF Series Solutions	Distillate US Fundamental Stability & Value ETF, Series of ETF Series Solutions
Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions	Hoya Capital Housing ETF, Series of ETF Series Solutions
LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions	LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
LHA Market State US Tactical ETF, Series of ETF Series Solutions	Loncar Cancer Immunotherapy ETF, Series of ETF Series Solutions
Loncar China BioPharma ETF, Series of ETF Series Solutions	Nationwide Maximum Diversification Emerging Markets Core Equity ETF, Series of ETF Series Solutions
Nationwide Maximum Diversification US Core Equity ETF, Series of ETF Series Solutions	Nationwide Risk-Based International Equity ETF, Series of ETF Series Solutions
Nationwide Risk-Based US Equity ETF, Series of ETF Series Solutions	Nationwide Risk-Managed Income ETF, Series of ETF Series Solutions
NETLease Corporate Real Estate ETF, Series of ETF Series Solutions	Opus Small Cap Value ETF, Series of ETF Series Solutions
Premise Capital Diversified Tactical ETF, Series of ETF Series Solutions	US Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
US Global JETS ETF, Series of ETF Series Solutions	US Vegan Climate ETF, Series of ETF Series Solutions
Volshares Large Cap ETF, Series of ETF Series Solutions	First American Funds, Inc.
FundX Investment Trust	The Glenmede Fund, Inc.
The Glenmede Portfolios	The GoodHaven Funds Trust
Greenspring Fund, Incorporated	Harding, Loevner Funds, Inc.
Hennessy Funds Trust	Horizon Funds
Hotchkis & Wiley Funds	Intrepid Capital Management Funds Trust
Jacob Funds Inc.	The Jensen Quality Growth Fund Inc.
Kirr, Marbach Partners Funds, Inc.	AAF First Priority CLO Bond ETF, Series of Listed Funds Trust
Core Alternative ETF, Series of Listed Funds Trust	Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
LKCM Funds	LoCorr Investment Trust
Lord Asset Management Trust	MainGate Trust
Manager Directed Portfolios	ATAC Rotation Fund, Series of Managed Portfolio Series

Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series	Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series
Great Lakes Bond Fund, Series of Managed Portfolio Series	Great Lakes Disciplined Equity Fund, Series of Managed Portfolio Series
Great Lakes Large Cap Value Fund, Series of Managed Portfolio Series	Great Lakes Small Cap Opportunity Fund, Series of Managed Portfolio Series
Jackson Square All-Cap Growth Fund, Series of Managed Portfolio Series	Jackson Square Global Growth Fund, Series of Managed Portfolio Series
Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series	Jackson Square Select 20 Growth Fund, Series of Managed Portfolio Series
Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series	LK Balanced Fund, Series of Managed Portfolio Series
Muhlenkamp Fund, Series of Managed Portfolio Series	Nuance Concentrated Value Fund, Series of Managed Portfolio Series
Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series	Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
Port Street Quality Growth Fund, Series of Managed Portfolio Series	Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
Reinhart Genesis PMV Fund, Series of Managed Portfolio Series	Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
TorrayResolute Small/Mid Cap Growth Fund, Series of Managed Portfolio Series	Ecofin Digital Payments Infrastructure Fund, Series of Managed Portfolio Series
Tortoise Energy Evolution Fund, Series of Managed Portfolio Series	Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
Tortoise MLP & Energy Income Fund, Series of Managed Portfolio Series	Tortoise MLP & Energy Infrastructure Fund, Series of Managed Portfolio Series
Tortoise MLP & Pipeline Fund, Series of Managed Portfolio Series	Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
Matrix Advisors Funds Trust	Matrix Advisors Value Fund, Inc.
Monetta Trust	Nicholas Equity Income Fund, Inc.
Nicholas Fund, Inc.	Nicholas II, Inc.
Nicholas Limited Edition, Inc.	Permanent Portfolio Family of Funds
Perritt Funds, Inc.	Procure ETF Trust II
Professionally Managed Portfolios	Prospector Funds, Inc.
Provident Mutual Funds, Inc.	RBC Funds Trust
Abbey Capital Futures Strategy Fund, Series of RBB Fund, Inc.	Abbey Capital Multi-Asset Fund, Series of RBB Fund, Inc.
Adara Smaller Companies Fund, Series of RBB Fund, Inc.	Aquarius International Fund, Series of RBB Fund, Inc.
Bogle Small Cap Growth Fund, Series of RBB Fund, Inc.	Boston Partners All Cap Value Fund, Series of RBB Fund, Inc.
Boston Partners Emerging Markets Fund, Series of RBB Fund, Inc.	Boston Partners Emerging Markets Long/Short Fund, Series of RBB Fund, Inc.
Boston Partners Global Equity Advantage Fund, Series of RBB Fund, Inc.	Boston Partners Global Equity Fund, Series of RBB Fund, Inc.
Boston Partners Global Long/Short Fund, Series of RBB Fund, Inc.	Boston Partners Long/Short Equity Fund, Series of RBB Fund, Inc.
Boston Partners Long/Short Research Fund, Series of RBB Fund, Inc.	Boston Partners Small Cap Value II Fund, Series of RBB Fund, Inc.
Campbell Advantage Fund, Series of RBB Fund, Inc.	Campbell Systematic Macro Fund, Series of RBB Fund, Inc.
MFAM Small-Cap Growth ETF, Series of RBB Fund, Inc.	Motley Fool 100 Index ETF, Series of RBB Fund, Inc.
Orinda Income Opportunities Fund, Series of RBB Fund, Inc.	SGI Conservative Fund, Series of RBB Fund, Inc.
SGI Global Equity Fund, Series of RBB Fund, Inc.	SGI Peak Growth Fund, Series of RBB Fund, Inc.
SGI Prudent Growth Fund, Series of RBB Fund, Inc.	SGI U.S. Large Cap Equity Fund, Series of RBB Fund, Inc.
SGI U.S. Large Cap Equity VI Portfolio, Series of RBB Fund, Inc.	SGI U.S. Small Cap Equity Fund, Series of RBB Fund, Inc.
WPG Partners Small/Micro Cap Value Fund, Series of RBB Fund, Inc.	Series Portfolios Trust
Thompson IM Funds, Inc.	TrimTabs ETF Trust

Trust for Advised Portfolios	Barrett Growth Fund, Series of Trust for Professional Managers
Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers	Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
Convergence Long/Short Equity Fund, Series of Trust for Professional Managers	Convergence Market Neutral Fund, Series of Trust for Professional Managers
CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers	Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
Jensen Global Quality Growth Fund, Series of Trust for Professional Managers	Jensen Quality Value Fund, Series of Trust for Professional Managers
Marketfield Fund, Series of Trust for Professional Managers	Rockefeller Core Taxable Bond Fund, Series of Trust for Professional Managers
Rockefeller Equity Allocation Fund, Series of Trust for Professional Managers	Rockefeller Intermediate Tax Exempt National Bond Fund, Series of Trust for Professional Managers
Rockefeller Intermediate Tax Exempt New York Bond Fund, Series of Trust for Professional Managers	Snow Capital Long/Short Opportunity Fund, Series of Trust for Professional Managers
Snow Capital Small Cap Value Fund, Series of Trust for Professional Managers	Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers
USCA Fund Trust	USQ Core Real Estate Fund
Wall Street EMN Funds Trust	Wisconsin Capital Funds, Inc.

(b)    To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza Suite 100 Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza Suite 100 Portland, ME 04101	Vice President	None
Teresa Cowan	111 E. Kilbourn Ave Suite 2200 Milwaukee, WI 53202	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road 400 Berwyn Park Suite 110 Berwyn, PA 19312	Vice President	None
Susan L. LaFond	111 E. Kilbourn Ave Suite 2200 Milwaukee, WI 53202	Vice President and Co-Chief Compliance Officer	None
Jennifer A. Brunner	111 E. Kilbourn Ave Suite 2200 Milwaukee, WI 53202	Vice President and Co-Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza Suite 100 Portland, ME 04101	Secretary	None

(c)    Not applicable.

Item 33. Location of Accounts and Records.

    The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Investment Adviser	GoodHaven Capital Management, LLC 374 Millburn Avenue, Suite 306 Millburn, NJ 07041
Registrant’s Distributor	Quasar Distributors, LLC 111 E. Kilbourn Ave., Ste. 1250 Milwaukee, WI 53202

Item 34. Management Services Not Discussed in Parts A and B.

    Not Applicable.

Item 35. Undertakings.

    Not Applicable.

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 10 to the Registration Statement meets all of the requirements for effectiveness of this Post-Effective Amendment No. 10 to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Millburn and State of New Jersey, on the 30th day of March 2021.

The GoodHaven Funds Trust

By: /s/ Larry Pitkowsky
Larry Pitkowsky, President

    Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Richard A. Conn, Jr.* Richard A. Conn, Jr.	Trustee	March 30, 2021

Bruce A. Eatroff* Bruce A. Eatroff	Trustee	March 30, 2021

/s/ Larry Pitkowsky Larry Pitkowsky	Trustee, President, Treasurer, Principal Financial and Accounting Officer and Principal Executive Officer	March 30, 2021

Steven H. Tishman* Steven H. Tishman	Trustee	March 30, 2021

*By: /s/ Larry Pitkowsky Larry Pitkowsky, Attorney-In Fact pursuant to Power of Attorney